                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant [X]
     Filed by a Party other than the Registrant [ ]
     Check the appropriate box:
     [ ] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                           COOPER CAMERON CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

[COOPER CAMERON LOGO]
515 Post Oak Boulevard, Suite 1200
Houston, Texas 77027

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 8, 1997

To the Stockholders of
COOPER CAMERON CORPORATION:

     Notice is hereby given that the Annual Meeting of Stockholders of COOPER CAMERON CORPORATION will be held at the Doubletree Hotel at Post Oak, 2001 Post Oak Boulevard, Houston, Texas, on Thursday, May 8, 1997, at 10:00 a.m., for the following purposes:

          1) To elect two (2) members of the Board of Directors;

          2) To approve an amendment to the Amended and Restated 1995 Stock Option Plan for Non-Employee Directors;

          3) To approve the Amended and Restated Cooper Cameron Corporation Long-Term Incentive Plan;

          4) To approve the Cooper Cameron Corporation Management Incentive Compensation Plan, as amended;

          5) To transact such other business as may properly come before the meeting and any adjournments thereof.

     Only stockholders of record as of the close of business on March 14, 1997 (the "Record Date"), will be entitled to notice of and to vote at the Annual Meeting of Stockholders or any adjournment(s) thereof.

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU DECIDE TO ATTEND THE MEETING, YOU MAY, IF SO DESIRED, REVOKE THE PROXY AND VOTE THE SHARES IN PERSON.

                                            By Order of the Board of Directors,

                                            /s/ FRANKLIN MYERS

                                            Franklin Myers
                                            Senior Vice President, General
                                              Counsel and Secretary

Houston, Texas
March 21, 1997

                           COOPER CAMERON CORPORATION
                       515 POST OAK BOULEVARD, SUITE 1200
                              HOUSTON, TEXAS 77027

                                PROXY STATEMENT
                                      FOR

                         ANNUAL MEETING OF STOCKHOLDERS

                             TO BE HELD MAY 8, 1997

     The following information is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Cooper Cameron Corporation (the "Company") to be voted at the Annual Meeting of Stockholders of the Company to be held at the Doubletree Hotel at Post Oak, 2001 Post Oak Boulevard, Houston, Texas on the 8th day of May, 1997, at 10:00 a.m. local time, and at any adjournment(s) thereof. The approximate date this Proxy Statement and the enclosed form of proxy are first being sent to stockholders is March 24, 1997.
                 ----------------------------------------------

                          INFORMATION CONCERNING PROXY
                 ----------------------------------------------

     A proxy may be revoked by a stockholder at any time prior to the exercise thereof by filing with the Secretary of the Company a written revocation or duly executed proxy bearing a later date, or by attending the meeting and giving notice of such revocation. Attendance at the meeting does not by itself constitute revocation of a proxy. Unless marked to the contrary, such proxies will be voted for the election of the two directors, for the approval of the amendment to the Amended and Restated 1995 Stock Option Plan for Non-Employee Directors, for the approval of the amendment and restatement of the Cooper Cameron Corporation Long-Term Incentive Plan and for the approval of the Cooper Cameron Corporation Management Incentive Compensation Plan, as amended. If any other business is brought before the meeting, the proxies will be voted in accordance with the judgment of the persons voting the proxies.

     The cost of solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited by the directors, officers and employees of the Company without additional compensation, by personal interview, telephone, telegram, or otherwise. Arrangements also may be made with brokerage firms and other custodians, dealers, banks and trustees, or their nominees who hold the voting securities of record, for the forwarding of solicitation material to the beneficial owners thereof. Upon request, the Company will reimburse such brokers, custodians, dealers, banks, or their nominees for the reasonable out-of-pocket expenses incurred by them in connection therewith. In addition, the Company has retained Corporate Investor Communications to assist in the solicitation of proxies for which the Company will pay an estimated fee of $4,500, plus expenses and disbursements.

     Cooper Cameron's Annual Report to Stockholders for the year ended December 31, 1996, including financial statements, is being mailed herewith to all stockholders entitled to vote at the Annual Meeting. The Annual Report does not constitute a part of the proxy soliciting material.

   --------------------------------------------------------------------------
                OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS
   --------------------------------------------------------------------------

     On the Record Date, there were 25,641,585 shares of Common Stock of the Company outstanding, which constituted the only outstanding voting securities. Each share of Common Stock has one vote. The presence, in person or by proxy, of the holders of a majority of all the outstanding shares of stock entitled to vote at the meeting is necessary to constitute a quorum at the Annual Meeting of Stockholders or any adjournment(s) or postponement(s) thereof. The affirmative vote of the holders of a majority of the Company's voting stock present in person or by proxy and entitled to vote at the meeting at which a quorum is present is required for the election of each director, for the approval of the amendment to the Amended and Restated 1995 Stock Option Plan for Non-Employee Directors, for the approval of the amendment and restatement of the Cooper Cameron Corporation Long-Term Incentive Plan, and for the approval of the Cooper Cameron Corporation Management Incentive Compensation Plan, as amended. Proxies marked as abstaining (including proxies containing broker non-votes) on any matter to be acted upon by stockholders will be treated as present at the meeting for purposes of determining a quorum, but will not be counted as votes cast on such matters.

     A copy of the list of stockholders entitled to vote at the Annual Meeting will be available for inspection by qualified stockholders for proper purposes at the offices of the Company during normal business hours.

     For Cooper Cameron Employees: If you are a participant in the Cooper Cameron Corporation Retirement Savings Plan ("CC-SAVE"), the accompanying proxy card will include the number of equivalent shares credited to your account by The Chase Manhattan Bank, N.A., as Trustee for CC-SAVE ("Trustee"). When your proxy card is returned properly signed, it will serve as direction to the Trustee to vote the shares held in CC-SAVE for your account in accordance with your directions. If you return a proxy card properly signed, but do not indicate your voting preference, the shares represented by your proxy card will be voted FOR all items specified in the Notice. The shares of Common Stock credited to participants' accounts for which no directions are received ("Uninstructed Shares") will be voted by the Trustee in the same proportion (for/against) as the shares of Common Stock for which instructions are received from CC-SAVE participants. Properly signed proxy cards from CC-SAVE participants will serve as a direction to the Trustee to vote all of the Uninstructed Shares in the same manner as indicated by CC-SAVE participants. If you fail to return a proxy card properly signed, the equivalent shares of Common Stock credited to your account will then be voted by the Trustee in the same proportion as the shares for which instructions were received from other CC-SAVE participants.

   --------------------------------------------------------------------------
                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
   --------------------------------------------------------------------------

     The following table sets forth those persons who, to the knowledge of the Company, beneficially owned five percent or more of the shares of Common Stock outstanding as of March 14, 1997, on which date 25,641,585 shares were outstanding.

                                                               AMOUNT AND
                                                               NATURE OF       PERCENT
                                                               BENEFICIAL        OF
            NAME AND ADDRESS OF BENEFICIAL OWNER              OWNERSHIP(1)      CLASS
            ------------------------------------              ------------     -------
FMR Corp....................................................   3,213,421(2)     12.5
  82 Devonshire Street
  Boston, Massachusetts 02109-3614
J.P. Morgan & Co., Incorporated.............................   2,815,262(3)     11.0
  60 Wall Street
  New York, New York 10260
T. Rowe Price Associates, Inc...............................   2,306,250(4)      9.0
  100 East Pratt Street
  Baltimore, Maryland 21202
Husic Capital Management....................................   1,397,850(5)      5.5
  555 California Street, Suite 2900
  San Francisco, CA 94104

---------------

(1) Except as otherwise indicated, all shares are owned directly and the owner has sole voting and investment power with respect thereto.

(2) According to a Schedule 13G filed with the Securities and Exchange Commission (the "SEC") by FMR Corp., as of December 31, 1996, FMR Corp. had sole dispositive power over 3,213,421 shares. FMR Corp.'s wholly-owned subsidiary, Fidelity Management & Research Company, is the beneficial owner of 3,213,421 shares.

(3) According to a Schedule 13G/A filed with the Securities and Exchange Commission by J.P. Morgan & Co., Incorporated ("J.P. Morgan"), as of December 31, 1996, J.P. Morgan had sole voting power over 1,910,316 shares of the Company's Common Stock, shared voting power over 34,864 shares, sole dispositive power over 2,729,026 shares and shared dispositive power over 39,047 shares.

(4) According to a Schedule 13G filed with the SEC by T. Rowe Price Associates, Inc. ("Price Associates"), as of December 31, 1996, Price Associates had sole voting power over 180,250 shares and sole dispositive power over 2,306,250 shares of the Company's Common Stock. These securities are owned by various individual and institutional investors which Price Associates serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

(5) According to a Schedule 13G filed with the SEC by Husic Capital Management, as of December 31, 1996, Husic had shared voting power over 1,024,400 shares and shared dispositive power over 1,397,850 shares of the Company's Common Stock.

              -------------------------------------------------------
                          PROPOSAL 1: ELECTION OF DIRECTORS

              --------------------------------------------------------

     The Bylaws of the Company provide that the Board of Directors will be comprised of not less than five nor more than fifteen members. The authorized number of directors is six, divided into three classes having two members in Class I, two members in Class II and two members in Class III. Each class is elected for a term of three years, so that the term of one class of directors expires at each Annual Meeting of Stockholders.

NOMINEES

     The Board of Directors has nominated C. Baker Cunningham and Sheldon R. Erikson for election to the Board of Directors for three-year terms expiring at the Annual Meeting of Stockholders in 2000, or when their successors are elected and qualified. The affirmative vote of the holders of at least a majority of a quorum is required in order to elect each director. The enclosed proxy (unless otherwise directed, revoked or suspended) will be voted for the election of these two nominees for director.

     If any nominee should be unable to serve as a director, which is not anticipated, the shares represented by proxies will be voted for the election of a substitute nominated by the Board of Directors. Set forth on the following pages are the names of and certain information with respect to, the persons nominated as directors and the continuing directors of the Company.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF THE DIRECTOR NOMINEES.
                      ------------------------------------
                             NOMINEES FOR DIRECTORS
                      ------------------------------------

                          CLASS II -- TERM ENDING 2000

SHELDON R. ERIKSON

     Chairman of the Board of the Company since May 1996, President and Chief Executive Officer since January 1995, and a director since March 1995. Age 55. He was Chairman of the Board from 1988 to 1995 and President and Chief Executive Officer from 1987 to 1995 of The Western Company of North America, an international petroleum service company engaged in pressure pumping, well stimulating and cementing. Previously, he was President of the Joy Petroleum Equipment Group of Joy Manufacturing Company. Prior to joining Joy, he served as President of the Petroleum Services Group and the Oilfield Services Group of NL Industries, Inc., as well as Executive Vice President and Chief Operating Officer of Digicon, Inc., Group Vice President of the Plastic and Chemicals Group of Hoover Universal Corporation and General Manager of the Mining Products Department of General Electric Company. He is a director of Triton Energy Corporation. He also serves on the board of directors of the National Ocean Industries Association and The Petroleum Equipment Suppliers Association.

C. BAKER CUNNINGHAM

     Member of Cooper Cameron's Compensation Committee and a director since November 1996. Age 55. He is now, and has been since 1993, Chairman, President and Chief Executive Officer of Belden Inc. He held various positions with Cooper Industries, Inc. from 1970 to 1993, including Executive Vice President, Operations from 1982 to 1993.

                       ---------------------------------
                              CONTINUING DIRECTORS
                        --------------------------------

                         CLASS III -- TERM ENDING 1998

MICHAEL E. PATRICK

     Member of Cooper Cameron's Audit Committee and a director since November 1996. Age 53. He has been Vice President and Chief Investment Officer of Meadows Foundation, Inc. since 1995. He was a Managing Director and Partner with M.E. Zukerman Energy Advisors from 1994 to 1995 and served as Executive Vice President and Chief Financial Officer of Lomas Financial Corporation, as well as President of Lomas Mortgage USA, from 1992 to 1994. Previously, he was Executive Vice Chancellor for Asset Management for the University of Texas System from 1984 to 1991. He is a director of BJ Services Company and a trustee of St. Edward's University.

MICHAEL J. SEBASTIAN

     Chairman of Cooper Cameron's Audit Committee and a director since November 1994. Age 66. Mr. Sebastian retired in August 1995, after serving as Executive Vice President, Operations of Cooper Industries, Inc. since February 1982, responsible for Cooper's former Petroleum & Industrial Equipment segment. He is a director of Quanex Corporation and Gardner Denver Machinery Inc.

                          CLASS I -- TERM ENDING 1999

GRANT A. DOVE

     Chairman of Cooper Cameron's Compensation Committee and a director since June 1995. Age 68. Mr. Dove is now, and has been since 1991, a Managing Partner of Technology Strategies and Alliances, which performs strategic planning and investment banking services. He was Chief Executive Officer of Microelectronics and Computer Technology Corporation from 1987 to 1991 and currently serves as a director. From 1982 until 1987 he was Executive Vice President of Texas Instruments Incorporated and previously served as Senior Vice President. He is Chairman and a director of Optek Technology, Inc., and is a director of U. S. West, Inc., Control Data Systems, Inc., Intervoice, Inc., and the Forefront Group, Inc.

DAVID ROSS III

     Member of Cooper Cameron's Compensation Committee and a director since June 1995. Age 56. Mr. Ross is an adjunct professor and member of the Board of Overseers of the Jesse H. Jones Graduate School of Administration at Rice University. From 1987 until 1993 he was Chairman and Chief Executive Officer of the Sterling Consulting Group, a firm which provides analytical research, planning and evaluation services to companies in the oil and gas industry. Between 1984 and 1987 he was a principal in the Sterling Group, a firm which participates in leveraged buyouts, primarily in the chemical industry, and Camp, Ross, Santoski & Hanzlik, Inc., which provides planning and consulting services to the oil and gas industry.

                               ADVISORY DIRECTOR

NATHAN M. AVERY

     Appointed an advisory director in December 1996. Age 62. Mr. Avery was a director of the Company from June 1995 to December 1996. Mr. Avery is now, and has been since 1972, Chairman of the Board, President and Chief Executive Officer of Galveston-Houston Company, a company specializing in the manufacturing of products to serve the oilfield. He has been an active participant in the oil and gas industry since the 1960s. He was Chairman of the Board of directors of Bettis Corporation until December 1996. He is a director and member of the Executive Committee of Daniel Industries and a director of Prime Cable.

      --------------------------------------------------------------------

                    PROPOSAL 2: APPROVAL OF AMENDMENT TO THE
                  AMENDED AND RESTATED 1995 STOCK OPTION PLAN
                           FOR NON-EMPLOYEE DIRECTORS
      --------------------------------------------------------------------

     The Board of Directors has adopted, subject to stockholder approval, an amendment to the Cooper Cameron Corporation Amended and Restated 1995 Stock Option Plan for Non-Employee Directors (the "Directors Plan") to provide to each director of the Company who is not an employee of the Company or any of its subsidiaries ("Eligible Director") options in lieu of the director's annual retainer and automatic annual option grants.

  VOTE REQUIRED.

     THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES CAST WILL BE REQUIRED TO APPROVE THE AMENDMENT TO THE DIRECTORS PLAN, PROVIDED SUCH AFFIRMATIVE VOTE ALSO CONSTITUTES A MAJORITY OF THE QUORUM.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE AMENDED AND RESTATED 1995 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS.

DESCRIPTION OF THE DIRECTORS PLAN

     The following summary describes briefly the principal features of the Directors Plan, and is qualified in its entirety by reference to the full text of the Directors Plan, as amended by the proposed First Amendment, the full text of which amendment is provided as Appendix A to this Proxy Statement.

  General Terms.

     The Board of Directors and the Company's sole stockholder adopted and approved the Directors Plan on May 3, 1995 and adopted and approved an Amended and Restated Directors Plan on June 28, 1995. The purpose of the Directors Plan is to increase stockholder value and to advance the interests of the Company and its stockholders by strengthening its ability to attract and retain the services of experienced and knowledgeable directors and by causing each non-employee director to acquire an equity interest in the Company by issuing stock options, pursuant to the terms of the Directors Plan. A total of 250,000 shares of Common Stock are reserved and available for issuance under the Directors Plan. Grants totaling 125,421 shares have been made as of December 31, 1996, including 58,000 shares granted in May 1996, and 15,000 shares granted in November 1996. The options granted in May and November 1996 are subject to stockholder approval of this proposed First Amendment to the Directors Plan.

     Each director of the Company who is not an employee of the Company or any of its subsidiaries ("Eligible Director") is eligible to participate in the Directors Plan. If the nominees for election named in this proxy statement are elected, five directors and one advisory director will qualify as non-employee directors under the Directors Plan in 1997.

  Stock Options.

     The options granted pursuant to the Directors Plan are non-qualified options having an exercise price equal to the fair market value of the Common Stock on the date the option is granted. Options granted under the Directors Plan are exercisable 12 months from the date of grant. Such options terminate and cease to be outstanding five years and one day after the date on which they are granted. If an Eligible Director to whom an option is granted ceases to be an Eligible Director by reason of death or disability, the option becomes immediately exercisable in full. All outstanding options granted under the Directors Plan become exercisable immediately if a Change in Control occurs. No awards will be made or options granted under the Directors Plan after May 3, 2005. On March 10, 1997, the reported closing price of the Company's Common Stock in New York Stock Exchange Composite Transactions was $68.50 per share.

  Federal Income Tax Consequences.

     The following is a brief description of the federal income tax consequences generally arising with respect to grants of options under the Directors Plan. This discussion is intended for the information of stockholders considering how to vote at the Annual Meeting of Stockholders and not as tax guidance to non-employee directors who participate in the Directors Plan. The grant of an option will create no tax consequences for the optionee. Upon exercise of an option, the optionee must generally recognize ordinary income at the time of the exercise of such option measured by the excess of the then fair market value of the shares over the option price. The Company will be entitled to claim a tax deduction for compensation paid equal to the amount the optionee recognizes as ordinary income. Upon a taxable disposition of shares acquired by the optionee upon the exercise of an option, any amount received by the optionee in excess of the sum of (i) the option price of the shares as of the date of exercise and
(ii) the amount includable in income with respect to such option, if any (such sum being his or her "basis" in the shares), will, in general, be treated as long- or short-term capital gain, depending upon the holding period of the shares. If upon disposition the optionee receives less than his or her basis in the shares, the loss will be treated as a long- or short-term capital loss, depending upon the holding period of the shares.

DESCRIPTION OF THE AMENDMENT

     The First Amendment to the Directors Plan provides for each Eligible Director to elect to receive, in lieu of the annual retainer of $30,000 for service on the Board, which would otherwise be paid in cash (a) a 9,000 share stock option, (b) a 6,000 share stock option and one-third of the cash retainer, or (c) a 3,000 share stock option and two-thirds of the cash retainer. The Directors Plan also provides for an initial option grant of 3,000 shares of Common Stock to each Eligible Director on the first trading date on which such individual becomes an Eligible Director. If the Company has a non-executive (non-full time employed) Chairman of the Board, an initial grant for 10,000 shares of Common Stock will be made on the first trading date on which such individual becomes the non-executive Chairman of the Board. The First Amendment to the Directors Plan further provides for the grant of an additional option for 3,000 shares of Common Stock to Eligible Directors in each subsequent year during the term of the Directors Plan on the first trading date following the Annual Meeting of Stockholders of the Company.

  New Plan Benefits Table.

     The following table sets forth the number of shares of Common Stock that have been granted to non-employee Directors as a group under the Directors Plan in 1996, in lieu of retainers and as automatic grants, subject to stockholder approval of the proposed First Amendment to the Directors Plan.

                             AMENDED PLAN BENEFITS

               1995 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

                          POSITION                                     NUMBER OF SHARES
                          --------                                     ----------------
Non-Employee Directors as a Group (7 in number).............  45,000 options in lieu of retainer
                                                              28,000 automatic options(1)

---------------

(1) Includes a 10,000 share option for the former non-executive Chairman of the Board of the Company.

--------------------------------------------------------------------------------
                PROPOSAL 3: APPROVAL OF THE AMENDED AND RESTATED
              COOPER CAMERON CORPORATION LONG-TERM INCENTIVE PLAN
--------------------------------------------------------------------------------

     The Board of Directors has adopted the Amended and Restated Cooper Cameron Corporation Long-Term Incentive Plan (the "Plan") which provides for long-term compensation and incentive opportunities for executives and key employees of the Company and its subsidiaries.

     The Plan, as amended, authorizes the issuance of options to purchase up to 4,000,000 shares of Common Stock to employees of the Company for all purposes under the Plan, including the award of stock options, stock appreciation rights, restricted stock grants, and performance awards. The amendments to this Plan are effective as of March 11, 1997, subject to the approval by the stockholders of the Company.

     The Board of Directors believes that the future success of the Company and its subsidiaries and divisions is dependent upon the quality and continuity of management, and that compensation programs have been important in attracting and retaining individuals of superior ability and in motivating their efforts on behalf of the Company.

  VOTE REQUIRED.

     THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES CAST WILL BE REQUIRED TO APPROVE THE PLAN, PROVIDED SUCH AFFIRMATIVE VOTE ALSO CONSTITUTES A MAJORITY OF THE QUORUM.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDED AND RESTATED COOPER CAMERON CORPORATION LONG-TERM INCENTIVE PLAN.

BACKGROUND AND REASONS FOR ADOPTION

     Under section 162(m) of the Internal Revenue Code, the federal income tax deductibility of compensation paid to the Company's Chief Executive Officer and to each of its four other most highly compensated executive officers may be limited to the extent that such compensation exceeds $1 million in any one year. Under section 162(m), the Company may deduct compensation in excess of that amount if it qualifies as "performance-based compensation," as defined in section 162(m). Options granted under the Plan qualify thereunder as performance-based compensation. Performance awards under the Plan are also designed to qualify thereunder as performance-based compensation. Therefore, stockholder approval of the Plan will allow the Company to continue to receive a federal income tax deduction respecting the grant of options and performance awards to its executives, including the Chief Executive Officer and its four other most highly compensated executive officers.

DESCRIPTION OF THE PLAN

     The following summary describes briefly the principal features of the Plan, and is qualified in its entirety by reference to the full text of the Plan, which is provided as Appendix B to this Proxy Statement.

  General Terms.

     The Board of Directors and the Company's sole stockholder adopted and approved the Cooper Cameron Corporation Long Term Incentive Plan on May 3, 1995, and adopted the amended and restated Plan, on March 11, 1997. The purpose of the Plan is to promote the long-term financial interests of the Company, including its growth and performance, by encouraging employees of the Company and its subsidiaries and divisions to acquire an ownership position in the Company, enhancing the ability of the Company to attract and retain employees of outstanding ability, and providing employees with an interest in the Company parallel to that of the Company's stockholders. The Plan initially authorized the issuance of up to 2,500,000 shares of the Company's Common Stock, pursuant to incentive awards under the Plan. Of the 2,500,000 shares previously available for use under the Plan, no shares presently remain available for future grants. Certain key employees of the Company and its subsidiaries or divisions are eligible to participate in the Plan. Currently 121 employees have received grants under the Plan. The maximum number of shares of Common Stock subject to awards granted during any calendar year to any individual who is an Executive Officer is limited to not more than 500,000 shares. Unless the Plan is terminated sooner, no awards will be made or options granted under the Plan after May 3, 2005. It is not possible to determine at this time the number of shares of Common Stock covered by options that may be granted in the future under the Plan to any employee.

  Administration.

     The Plan is administered by the Compensation Committee, which is composed of directors of the Company who are not employees and who are not eligible to participate in the Plan. Subject to the provisions of the Plan, the Compensation Committee has the authority in its sole discretion to select the participants who will receive the Awards, to determine the type and terms of the Awards to be granted, and to interpret and administer the Plan.

  Eligibility for Participation.

     Officers and key employees of the Company or its subsidiaries will be eligible to receive certain awards under the Plan.

  Term of the Plan.

     The Plan will terminate on May 3, 2005, after which time no additional awards may be made under the Plan.

SUMMARY OF AWARDS UNDER THE PLAN

  Types of Awards.

     The Plan would permit the granting of any or all of the following types of awards ("Awards"): (i) stock options and SARs, including incentive stock options; (ii) stock appreciation rights; (iii) restricted stock; and (iv) performance awards.

  Stock Options and SARs.

     Options granted under the Plan may be either incentive stock options or non-qualified stock options, or a combination of both.

     An option is exercisable in whole or in such installments and at such times and upon such terms as may be determined by the Committee; provided, however, that no stock option will be exercisable more than ten years after the date of grant thereof. The option exercise price will equal the fair market value on the date of the stock option's grant. Upon exercise, a participant may pay the option exercise price of a stock option in cash, shares of Common Stock, stock appreciation rights or a combination of the foregoing, or such other consideration as the Committee may deem appropriate.

     Awards may be granted in the form of SARs. SARs will entitle the recipient to receive a payment, in cash or shares of Common Stock or a combination of both, equal to the appreciation in market value of a stated number of shares of Common Stock from the price stated in the award agreement to the fair market value on the date of exercise or surrender. The price stated in the award agreement will be not less than the fair market value on the date of the SAR's grant, except that if an SAR is granted retroactively in tandem with or in substitution for a stock option, the designated fair market value set forth in the award agreement will be not less than the fair market value of a share for such tandem or replaced stock option. An SAR may be granted in tandem with all or a portion of a related stock option under the Plan ("Tandem SARs"), or may be granted separately ("Freestanding SARs"). A Tandem SAR may be granted either at the time of the grant of the related stock option or at any time thereafter during the term of the stock option. A Tandem SAR will be exercisable to the extent, and only to the extent, that the related stock option is exercisable. Upon exercise of a Tandem SAR as to some or all of the shares covered in an Award, the related stock option will be canceled automatically to the extent of the number of SARs exercised, and such shares will not thereafter be eligible for grant.

  Restricted Stock.

     Awards may be granted in the form of restricted stock ("Restricted Stock Awards"). Restricted Stock Awards will be awarded in such numbers and at such times as the Committee will determine. Restricted Stock Awards will be subject to such terms, conditions or restrictions as the Committee deems appropriate, including, but not limited to, restrictions on transferability, requirements of continued employment, individual performance or the financial performance of the Company. The period of vesting and the forfeiture restrictions will be established by the Committee at the time of grant. During the period in which any restricted shares of Common Stock are subject to forfeiture restrictions imposed under the preceding paragraph, the Committee may, in its discretion, grant to the Participant to whom such restricted shares have been awarded, all or any of the rights of a stockholder with respect to such shares, including, but not limited to, the right to vote such shares and to receive dividends.

  Performance Awards.

     Awards may be granted in the form of shares of Common Stock that are earned only after the attainment of predetermined performance goals during a performance period as established by the Committee ("Performance Shares") or in the form of performance awards payable in cash ("Performance Units"). The Committee may grant an Award of Performance Shares or Performance Units to Participants as of the first day of each Performance Period. A Performance Target will be established at the beginning of each Performance Period. At the end of the Performance Period, the Performance Shares or Performance Units, as the case may be, will be converted into Common Stock (or cash or a combination of Common Stock and cash, as determined by the Award Agreement) and distributed to Participants based upon such entitlement. Performance criteria used in performance goals governing Performance Share and Performance Unit Awards to Executive Officers may include any or all of the following: (i) the Company's return on equity, assets, capital or investment, (ii) pre-tax or after-tax profit levels of the Company or any subsidiary or business segment of the Company, or any combination of the foregoing, (iii) cash flow or similar measure, (iv) total stockholder return, (v) changes in the market price of the Common Stock, or (vi) market share. The performance goals established by the Committee for each Performance Share Award will specify achievement targets with respect to each applicable performance criterion (including a threshold level of performance below which no amount will become payable with respect to such Award). No Executive Officer may receive a Performance Share or Performance Unit payment with respect to any calendar year which exceeds $2,000,000 or, if greater, the fair market value of 500,000 shares of Common Stock as of the payment date of such Awards. If a Performance Period is longer than one year, the Performance Share or Performance Unit payment with respect to any calendar year which is partially or wholly included in the Performance Period will be deemed to be a pro-rated portion of the Performance Share or Performance Unit payment with respect to the complete Performance Period. If two or more Performance Periods run concurrently during any calendar year, the Performance Share or Performance Unit payment with respect to such calendar year will be deemed to be the aggregate of the allocable Performance Share payments with respect to each such Performance Period.

  Federal Income Tax Consequences.

     The following is a brief description of the federal income tax consequences generally arising with respect to grants of options under the Plan. This discussion is intended for the information of stockholders considering how to vote at the Annual Meeting of Stockholders and not as tax guidance to employees who participate in the Plan. The optionee generally does not recognize income at either the date of grant or exercise of an incentive stock option. Upon a taxable disposition of shares acquired by the optionee upon the exercise of an incentive stock option, the optionee receives long-term capital gain or loss treatment for the difference between the sales price and the option price, provided the shares are held for two years after the option is granted and one year after the date of exercise. The Company will be entitled to claim a tax deduction for compensation paid equal to the amount the optionee recognizes as income in a disqualifying disposition. The grant of a non-qualified option will create no tax consequences for the optionee. Upon exercise of a non-qualified option, the optionee must generally recognize ordinary income at the time of the exercise measured by the excess of the then fair market value of the shares over the option price. The Company will be entitled to claim a tax deduction for compensation paid equal to the amount the optionee recognizes as ordinary income. Upon a taxable disposition of shares acquired by the optionee upon the exercise of a non-qualified option, any amount received by the optionee in excess of the sum of (i) the option price of the shares as of the date of exercise and (ii) the amount includable in income with respect to such option, if any (such sum being his or her "basis" in the shares), will, in general, be treated as long- or short-term capital gain, depending upon the holding period of the shares. If upon disposition the optionee receives less than his or her basis in the shares, the loss will be treated as a long- or short-term capital loss, depending upon the holding period of the shares.

  Change in Control.

     The Compensation Committee has the discretion, exercisable at any time before a Change of Control, to provide for the acceleration of vesting and for settlement, including cash payment, of an Award granted under the Plan upon or immediately before such event is effective. However, the granting of Awards under the Plan will in no way affect the right of the Company to adjust, reclassify, reorganize, or otherwise change its capital or business structure, or to merge, consolidate, dissolve, liquidate, sell or transfer all or any portion of its businesses or assets.

  New Plan Benefits Table.

     The following table sets forth, as to the executive officers of the Company named in the Summary Compensation Table, all current officers as a group and all other employees as a group, the number of shares covered by outstanding options granted, as of December 31, 1996, under the Plan that will be amended if this Proposal 3 is approved. Such options were granted with one-year, four-year and three-year vesting periods at exercise prices that were the fair market value of the Common Stock at the time of grant and range from $16.657 to $70.50 per share. On March 10, 1997, the reported closing price of the Company's Common Stock in New York Stock Exchange Composite Transactions was $68.50 per share.

                                 PLAN BENEFITS
                            LONG-TERM INCENTIVE PLAN

                                                                                               NUMBER OF
             NAME                                        POSITION                              OPTIONS(1)
             ----                                        --------                              ----------
Sheldon R. Erikson............  Chairman of the Board, President and CEO                         664,770
Thomas R. Hix.................  Senior Vice President of Finance & CFO                           295,074
Franklin Myers................  Senior Vice President, General Counsel & Secretary               260,571
Michael L. Grimes.............  Vice President & President, Cooper Energy Services                38,578
E. Fred Minter................  Vice President & President, Cooper Turbocompressor                30,017
Executive Officer Group (6 persons)........................................................    1,343,517
Non-Executive Employee Group (115 persons)(2)..............................................    1,116,698

---------------

(1) For information on options granted in 1996 under the Plan, see Table 2, "Option Grants in Last Fiscal Year."

(2) Directors are not eligible for participation in the Plan.

--------------------------------------------------------------------------------
            PROPOSAL 4: APPROVAL OF AMENDMENT TO THE COOPER CAMERON
         CORPORATION MANAGEMENT INCENTIVE COMPENSATION PLAN, AS AMENDED
--------------------------------------------------------------------------------

     The Board of Directors has adopted, subject to stockholder approval, the Cooper Cameron Corporation Management Incentive Compensation Plan, as amended (the "Plan") to provide for the annual award of incentive cash bonuses to key employees of the Company and its subsidiaries based on the position of the individual within the Company and pre-established objective measures of Company performance.

  VOTE REQUIRED.

     THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES CAST WILL BE REQUIRED TO APPROVE THE PLAN, PROVIDED SUCH AFFIRMATIVE VOTE ALSO CONSTITUTES A MAJORITY OF THE QUORUM.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE COOPER CAMERON CORPORATION MANAGEMENT INCENTIVE COMPENSATION PLAN.

BACKGROUND AND REASONS FOR ADOPTION

     Under section 162(m) of the Internal Revenue Code, the federal income tax deductibility of compensation paid to the Company's Chief Executive Officer and to each of its four other most highly compensated executive officers may be limited to the extent that such compensation exceeds $1 million in any one year. Under section 162(m), the Company may deduct compensation in excess of that amount if it qualifies as "performance-based compensation," as defined in section 162(m). The Plan is designed to qualify payments thereunder as performance-based compensation. Stockholder approval of the Plan will allow the Company to continue to receive a federal income tax deduction for the payment of incentive bonuses to its executives.

DESCRIPTION OF THE PLAN

     The following summary describes briefly the principal features of the Plan, and is qualified in its entirety by reference to the full text of the Plan, which is provided as Appendix C to this Proxy Statement.

  Purpose.

     The purpose of the Plan is to motivate and reward key management employees whose efforts impact the performance of the Company and its subsidiaries through the achievement of specific company financial and/or individual goals.

  Administration.

     The Plan is administered by the Compensation Committee of the Board of Directors of the Company in accordance with (1) the express provisions of the Plan, and (2) the requirements of section 162(m). For each fiscal year of the Company, the Committee will determine (i) the eligible employees who will participate in the Plan, (ii) the award opportunities for each participant,
(iii) the company financial performance targets for such year, and (iv) whether performance goals have been achieved.

  Award Criteria and Payment.

     Payments under the Plan are determined by the Compensation Committee based upon achievement of one or more predetermined financial goals. These financial goals generally will be based on earnings before interest, taxes, depreciation and amortization (EBITDA) with a target return on equity. In addition, up to 25% of an individual's award may, at the recommendation of the individual's immediate manager, be based on individual objectives. A target award percentage is established for each position of those eligible to participate in the Plan. Target awards may range from 10% to 75% of the participant's base pay at January 1 each year (or pay at the time of becoming a participant, if later).

     For fiscal 1997, the Committee has established minimum, target and maximum performance objectives based on EBITDA and return on equity and has approved 221 employees to participate in the Plan.

  Termination of Employment.

     Employees terminating prior to the end of the fiscal year are not eligible for payment of any award under the Plan unless termination is due to retirement, death, disability, or economic reduction in force or termination by the Company without cause. In such cases, any award payment will be prorated to the date of termination and determined on the basis of awards actually paid to similarly situated employees.

  ----------------------------------------------------------------------------
                 INFORMATION ABOUT MANAGEMENT AND ORGANIZATION
                           OF THE BOARD OF DIRECTORS
  ----------------------------------------------------------------------------

EXECUTIVE OFFICERS

     The following sets forth information with respect to Cooper Cameron's present executive officers. All executive officers are elected to terms that expire at the meeting of the Board of Directors which follows the Annual Meeting of Stockholders. All executive officers were first elected in 1995, except for Mr. Minter who was elected in February 1996 and Mr. Grimes who was elected in April 1996. Mr. Grimes and Mr. Minter were elected as officers of Cooper Cameron in November 1996.

                       NAME                          AGE            POSITION WITH THE COMPANY
                       ----                          ---            -------------------------
Sheldon R. Erikson.................................  55    Chairman of the Board, President and Chief
                                                             Executive Officer, President of the
                                                             Cameron Division
Thomas R. Hix......................................  49    Senior Vice President of Finance and Chief
                                                             Financial Officer
Franklin Myers.....................................  44    Senior Vice President, General Counsel and
                                                             Secretary
Joseph D. Chamberlain..............................  50    Vice President and Corporate Controller
Michael L. Grimes..................................  46    Vice President, President of the Cooper
                                                           Energy Services Division
E. Fred Minter.....................................  61    Vice President, President of the Cooper
                                                             Turbocompressor Division

SECURITY OWNERSHIP OF MANAGEMENT

     The following table indicates the total number of shares of Common Stock of the Company beneficially owned, or as described below, as of March 10, 1997, by each director or nominee for director, each executive officer named in the Summary Compensation Table and all officers, directors and nominees for director as a group.

                                                       SHARES BENEFICIALLY OWNED
                                              --------------------------------------------
                                                 SOLE
                                                VOTING
                                                 AND            OPTIONS           TOTAL
                                              INVESTMENT      EXERCISABLE       BENEFICIAL    PERCENT OF
          NAME OF BENEFICIAL OWNER              POWER        WITHIN 60 DAYS     OWNERSHIP       CLASS
          ------------------------            ----------     --------------     ----------    ----------
Nathan M. Avery(4)..........................         0           19,148(3)         19,148          *
C. Baker Cunningham.........................     4,423                0             4,423          *
Grant A. Dove...............................         0           19,148(3)         19,148          *
Sheldon R. Erikson..........................    48,197(1)       187,005(3)        235,202          *
Michael E. Patrick..........................         0                0                 0          *
David Ross III..............................     4,000           19,148(3)         23,148          *
Michael J. Sebastian........................     2,987(2)        17,148(3)         20,135          *
Thomas R. Hix...............................    10,173(1)        88,641(3)         98,814          *
Franklin Myers..............................    12,297(1)        54,138(3)         66,435          *
Michael L. Grimes...........................       362(1)        10,000            10,362          *
E. Fred Minter..............................       328(1)         5,002             5,330          *
All Directors, Advisory Director and
  Executive Officers as a Group (12
  persons)..................................                                      511,512        2.0%

---------------

 *  Indicates ownership of less than one percent of Common Stock outstanding.

(1) Includes shares held in the Cooper Cameron Corporation Retirement Savings Plan as of December 31, 1996.

(2) Includes shares held in the Cooper Industries, Inc. Savings and Stock Ownership Plan as of December 31, 1996.

(3) Includes shares under option that have been earned pursuant to either (i) waiver of directors' fees by the directors or (ii) waiver of salary by certain executive officers. Such options are not forfeitable or cancelable, expire five years from date of grant and become exercisable one year from date of grant. Also includes shares subject to stockholder approval of the First Amendment to the Directors Plan described in this Proxy Statement.

(4) Mr. Avery is an Advisory Director.

COMMITTEES AND BOARD MEETINGS

     The Board of Directors has established two standing committees: the Audit Committee and the Compensation Committee. The Audit and Compensation Committees are comprised of directors who are not officers or employees of the Company.

  Audit Committee

     The Audit Committee consists of two non-employee directors: Messrs. Michael
J. Sebastian (Chairman) and Michael E. Patrick. The principal functions of the Audit Committee include recommending the annual engagement of the Company's independent accountants; reviewing non-audit consulting services performed by the independent accountants and related fees; reviewing with management and the independent accountants the scope and results of the annual financial statement audit; reviewing the charter and scope of the internal audit function; reviewing the scope and adequacy of the Company's internal accounting controls and record-keeping systems; reviewing legal and regulatory matters that may impact the financial statements, related company compliance policies, and programs and reports received from regulators; reviewing compliance with the Company's conflicts of interest and ethical conduct policy (Standards of Conduct Policy); and conferring independently with the internal auditors and the independent accountants.

  Compensation Committee

     The Compensation Committee consists of three non-employee directors:
Messrs. Grant A. Dove (Chairman), C. Baker Cunningham and David Ross III. The principal functions of the Compensation Committee include reviewing the Company's overall compensation policy, including compensation philosophy and strategy, short- and long-term incentive plans and programs, stock ownership plans, employee benefit plans and employee welfare plans; reviewing and recommending to the Board the compensation and benefits to be paid or provided to the Board of Directors; reviewing the performance and compensation of the Chief Executive Officer and senior executives of the Company; and reviewing and recommending to the Board employment agreements, termination agreements and severance policies and agreements.

     Since January 1996, the Board held four (4) meetings, the Audit Committee held two (2) meetings and the Compensation Committee held four (4) meetings. Six of the directors attended 100 percent of the meetings of the Board and the committee of the Board on which they served. One director was unable to attend one meeting; therefore, his attendance was approximately 75%.

CERTAIN TRANSACTIONS

     During 1996, the Company's Cameron and Cooper Energy Services divisions, in the ordinary course of business, purchased wire products for amounts totaling approximately $97,000 from Belden Inc. Mr. Cunningham is a director of the Company and is the Chairman, President and Chief Executive Officer of Belden Inc.
 ------------------------------------------------------------------------------

                 DIRECTOR AND EXECUTIVE MANAGEMENT COMPENSATION
 ------------------------------------------------------------------------------

COMPENSATION OF DIRECTORS

     Non-employee directors each receive an annual cash retainer of $30,000, or an option for 9,000 shares of Common Stock in lieu of the annual cash retainer, or a combination of cash and options, under the Directors Plan, which is described on page 6 of this Proxy Statement. Directors also received under the Directors Plan an initial grant of Common Stock of 3,000 shares on May 2, 1996 and will receive annual grants of 3,000 shares of Common Stock on the first trading date following the Annual Meeting of Stockholders. These options are subject to the approval by the Company's stockholders of the amendment to the Directors Plan described on page 7 of this Proxy Statement.

     Any options elected in lieu of cash will be granted on the first trading date following the Company's Annual Meeting of Stockholders. Options granted to non-employee directors become fully exercisable on the first anniversary of the date of grant of the option, and will expire five years and one day after the date of grant, subject to prior termination pursuant to the terms of the Directors Plan.

     In addition, non-employee directors are paid meeting attendance fees of $1,000 for each Board meeting of the Company they attend and $500 for each committee meeting that is not held in conjunction with a Board meeting. All directors are reimbursed for expenses incurred in connection with attending Board and committee meetings.

     The maximum number of shares to be issued under the Directors Plan and the number of shares subject to each option are subject to adjustment in the event of stock splits or other changes in the Cooper Cameron capital structure.

     In 1996, all directors elected to receive their entire retainer in stock options through May 1997. Thus, during 1996, options for a total of 73,000 shares of Cooper Cameron Common Stock were granted pursuant to the Directors Plan, all of which are subject to stockholder approval of the amendment to the Directors Plan, described on page 7 of this Proxy Statement. Likewise in 1997, each non-employee director elected to receive all of his annual retainer in stock options. In 1995, Messrs. Avery, Dove, Ross and Sebastian were each granted 7,148 stock option shares.

STOCK OWNERSHIP GUIDELINES

     In 1996, the Board of Directors of the Company adopted stock ownership guidelines to encourage ownership of common stock by officers and certain key employees of the Company, as well as directors. Such guidelines set forth that by the 1999 Annual Meeting of Stockholders, directors should each own $100,000 worth of common stock of the Company. Further, the officers of the Company and certain key employees, a total of 31 persons, are expected to own by such date between one times and five times their base salary in common stock of the Company, depending on their job category. The Board of Directors believes that aligning the economic interest of the key managers of the Company with those of the stockholders will further focus the future direction of the Company to one of enhancing stockholder value.

COMPENSATION OF EXECUTIVE MANAGEMENT

     Table 1 "Summary Compensation Table" presents information concerning compensation paid to, or accrued for services by, the Chief Executive Officer and the four other most highly compensated executive officers of Cooper Cameron during fiscal year 1996.

     Table 2 "Option Grants in Last Fiscal Year" presents information concerning the grant of options during fiscal year 1996 to the Chief Executive Officer and the four other most highly compensated executive officers of Cooper Cameron to acquire the Company's Common Stock under the Company's Long-Term Incentive Plan. No stock appreciation rights were granted during 1996.

     Table 3 "Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values" presents information concerning the unexercised stock options held by the Chief Executive Officer and the four other most highly compensated executive officers of Cooper Cameron at the end of fiscal year 1996.

     Table 4 "Pension Plan Table" sets forth the estimated annual retirement benefits payable to the Chief Executive Officer and the four other most highly compensated executive officers of Cooper Cameron under the Cooper Cameron Corporation Salaried Employees' Retirement Plan upon retirement at age 65, based on an employee's assumed average annual compensation for the five-year period preceding retirement.

                                    TABLE 1

                           SUMMARY COMPENSATION TABLE

                                                                                     LONG-TERM
                                                                                    COMPENSATION
                                                                                    ------------
                                                   ANNUAL COMPENSATION                 AWARDS
                                        -----------------------------------------   ------------
              (a)                (b)        (c)         (d)            (e)              (g)               (i)
                                                                                     securities
                                          SALARY                  OTHER ANNUAL       UNDERLYING        ALL OTHER
  NAME AND PRINCIPAL POSITION    YEAR      $(1)       BONUS $   COMPENSATION $(2)    OPTIONS #     COMPENSATION $(5)
  ---------------------------    ----   -----------   -------   -----------------   ------------   -----------------
Sheldon R. Erikson.............  1996      -0-        562,550        146,131(7)(8)    221,617           11,131
  Chairman, President            1995     250,000     250,000             --          443,153           70,472(6)
  and Chief Executive Officer
Thomas R. Hix..................  1996      -0-        180,050         64,382(8)       106,375           16,615(6)
  Senior Vice President of       1995     120,000     100,000             --          188,699            5,997
  Finance and Chief Financial
  Officer
Franklin Myers.................  1996      -0-        180,050         58,138(8)       106,375           10,832(6)
  Senior Vice President,         1995      60,000     200,000             --          188,699           11,908
  General Counsel and Secretary
Michael Grimes(3)..............  1996     138,718     146,717             --           38,578           10,098
  Vice President, President,     1995          --          --             --               --               --
  Cooper Energy Services
E. Fred Minter.................  1996     177,500     101,438             --           -0-              14,452
  Vice President, President,     1995     170,000      94,248             --           30,017           14,490
  Cooper Turbocompressor

---------------

(1) Certain of the named executive officers were granted non-qualified stock options in lieu of salary for the periods July 1, 1995 through June 30, 1996, July 1, 1996 through June 30, 1997, and July 1, 1997 through December 31, 1997, under the Cooper Cameron Stock Options in Lieu of Salary Program approved by the Cooper Cameron Board of Directors. Under the Program, certain officers and key management were given the opportunity to elect a percentage of base pay to be converted to non-qualified stock options under the Company's Long-Term Incentive Plan. The terms of the Stock Options are explained in Table 2 "Option Grants in Last Fiscal Year". For 1995, prior to the split-off, Mr. Erikson, Mr. Hix and Mr. Myers received salaries of $250,000, $120,000 and $60,000, respectively. For the period following the split-off, Mr. Erikson, Mr. Hix and Mr. Myers elected to have $250,000, $120,000 and $120,000 in base salary, respectively, converted to stock options. This program was extended through the remainder of 1997. See Table 2 "Option Grants in Last Fiscal Year."

(2) Perquisites and other personal benefits paid or distributed during 1995 (and during 1996 where no amounts are indicated for Messrs. Grimes and Minter) to the persons listed in the compensation table above did not exceed, with respect to any individual, the lesser of $50,000 or 10 percent of such individual's total salary and bonus.

(3) Mr. Grimes joined the Company on April 22, 1996.

(4) Columns (f) "Restricted Stock Awards" and (h) "LTIP Payouts" have been omitted since no restricted stock awards or LTIP payouts were awarded to the named executives.

(5) The figures in this column for 1995 and 1996 include the Company's contributions to the Cooper Cameron Corporation Retirement Savings Plan, the Cooper Cameron Corporation Supplemental Excess Defined Contribution Plan and amounts paid by the Company for excess life insurance, respectively, as follows:

    S. Erikson $6,750, $8,250 and $5,472 for 1995, and $4,081, zero and $7,050 for 1996
    T. Hix $4,500, zero and $1,497 for 1995, and $2,618, zero and $1,497 for
    1996
    F. Myers $6,750, $4,500 and $658 for 1995 and $2,618, zero and $714 for 1996
    M. Grimes $6,750, $2,717 and $631 for 1996.
    F. Minter $6,750, $2,250 and $5,490 for 1995, and $6,742, $5,468 and $2,242
    for 1996
                                         (Footnotes continued on the next page.)

(6) Included in this amount is reimbursement ($50,000 for Mr. Erikson, $12,500 for Mr. Hix and $7,500 for Mr. Myers) for the purchase of country club memberships.

(7) Includes Executive Long Term Disability (LTD) Premium payment, spouse travel expense and tax gross up of LTD Premium and spouse travel.

(8) Includes cash payment for loss of benefits due to participation in the Options in Lieu of Salary Program.

                                    TABLE 2

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                POTENTIAL REALIZABLE VALUE AT
                                                                                   ASSUMED ANNUAL RATES OF
                                         INDIVIDUAL                             STOCK PRICE APPRECIATION FOR
                                           GRANTS                                        OPTION TERM
-------------------------------------------------------------------------------------------------------------
          (a)               (b)             (c)          (d)          (e)            (f)             (g)
                                         % OF TOTAL
                         NUMBER OF        OPTIONS
                         SECURITIES       GRANTED      EXERCISE
                         UNDERLYING          TO        OR BASE
                          OPTIONS        EMPLOYEES      PRICE      EXPIRATION
                          GRANTED        IN FISCAL    ($/SHARE)       DATE
         NAME               (#)             YEAR         (2)          (3)           5%($)          10%($)
         ----            ----------      ----------   ----------   ----------   -------------   -------------
Sheldon R. Erikson.....   142,979(1)        21%        $44.875       7/1/01        $1,838,614      $4,080,315
                           75,064(1)(3)                 65.625       7/1/02         1,527,879       3,424,026
                            3,574(4)                    65.625       1/1/02            65,401         144,674
Thomas R. Hix..........    68,630(1)(3)     10%        $44.875       7/1/01           882,536       1,958,554
                           36,030(1)(3)                 65.625       7/1/02           733,367       1,643,500
                            1,715(4)                    65.625       1/1/02            31,383          69,422
Franklin Myers.........    68,630(1)        10%        $44.875       7/1/01           882,536       1,958,554
                           36,030(1)(3)                 65.625       7/1/02           733,367       1,643,500
                            1,715(4)                    65.625       1/1/02            31,383          69,422
Michael Grimes.........    30,000            4%        $44.875      4/22/06           846,649       2,145,575
                            8,578(1)(3)                 65.625       7/1/02           174,600         391,283
E. Fred Minter.........         0            0%             --           --                --              --

---------------

(1) These Shares were granted under the Options in Lieu of Salary Program, explained in footnote 1 to the Summary Compensation Table.

(2) The exercise price of each option is equal to the fair market value of the Company's shares on the date of grant of the option. The exercise price may be paid in cash, or, in certain instances, by tendering already owned Cooper Cameron Common Stock having a fair market value on the date of exercise equal to the exercise price.

(3) Options expiring in July 2001 were issued pursuant to the Options in Lieu of Salary Program and vest in full in July 1997. The Options expiring in 2002 were issued pursuant to the Options in Lieu of Salary Program and, except for those options referred to in footnote 4 below, vest in full in January 1998.

(4) Options were issued pursuant to the Options in Lieu of Salary Program in lieu of increases in annual base salary for 1997, and vest in full in July 1997.

                                    TABLE 3
              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR (1)
                       AND FISCAL YEAR-END OPTION VALUES

                                                          NUMBER OF SECURITIES
                                                         UNDERLYING UNEXERCISED      VALUE OF UNEXERCISED IN-THE-
                                                         OPTIONS AT DECEMBER 31,           MONEY OPTIONS AT
                                                                 1996(#)                DECEMBER 31, 1996($)(1)
                                                       ---------------------------   -----------------------------
         (a)                 (b)             (c)                   (d)                            (e)
                            SHARES
                         ACQUIRED ON        VALUE
         NAME            EXERCISE(#)     REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
         ----           --------------   -----------   -----------   -------------   ------------   --------------
Sheldon R. Erikson....         -0-              -0-      193,008        471,762       $11,550,178     $20,346,326
Thomas R. Hix.........         -0-              -0-       88,641        206,433       $ 5,304,543       8,568,672
Franklin Myers........      34,503       $1,312,243       54,138        206,433       $ 3,239,780       8,568,672
Michael L. Grimes.....         -0-              -0-          -0-         38,578       $       -0-       1,042,036
E. Fred Minter........         -0-              -0-        5,002         25,015       $   299,335       1,496,973

---------------

(1) Values are based on the difference between option prices and the closing price of $76.50 per share of Common Stock on the New York Stock Exchange on the last trading day of 1996.

                                    TABLE 4
                               PENSION PLAN TABLE

                                                                                 YEAR         ANNUAL
                                                              CREDITED        INDIVIDUAL    ESTIMATED
                                                            SERVICE AS OF      REACHES      BENEFIT AT
                                                           JANUARY 1, 1997      AGE 65        AGE 65
                                                           ---------------    ----------    ----------
Sheldon R. Erikson.......................................        2.0             2006        $117,552
Thomas R. Hix............................................        2.0             2012          83,796
Franklin Myers...........................................        1.8             2017         129,528
Michael L. Grimes........................................        0.7             2015          62,712
E. Fred Minter...........................................        9.1             2000          27,252

     For each of the individuals shown in the Summary Compensation Table, the table above shows current credited years of service, the year each attains age 65, and the projected annual pension benefit at age 65. The projected annual pension benefit is based on the following assumptions: benefits paid on a straight-life annuity basis; continued compensation at the 1996 levels; and an interest credit rate of 5.25%. Amounts under the Cooper Cameron Corporation Supplemental Excess Defined Benefit Plan are included in the Annual Estimated Benefit.

STOCKHOLDER RETURN PERFORMANCE GRAPH

     Set forth below is a line graph showing the cumulative total stockholder return on Company Common Stock from July 5, 1995 to December 31, 1996, and comparing it with the cumulative total return over the same period of the Standard & Poor's Composite-500 Stock Index and the S & P Oil & Gas (Drilling & Equipment) Index. In each case, cumulative total return is calculated assuming a fixed investment of $100 on July 5, 1995.

                                                                                 S&P OIL & GAS
        MEASUREMENT PERIOD                                                        (DRILLING &
      (FISCAL YEAR COVERED)                COOPER CAMERON         S&P 500          EQUIPMENT)
JULY 5, 1995                                    100.0              100.0              100.0
DECEMBER 29, 1995                              176.40             112.55             116.02
DECEMBER 31, 1996                              380.12             135.35             161.48

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

  General

     The Compensation Committee of the Board of Directors (the "Committee") administers the compensation of the Company's executive officers, including its Chief Executive Officer. Since January 1996, the Committee has been comprised of two directors, Messrs. Grant A. Dove and David Ross III, who are neither officers nor employees of the Company. Mr. Cunningham was appointed to the Compensation Committee in November 1996. The principal functions of the Committee are set forth on page 14 under the heading "Committees and Board Meetings."

     The Company's primary objective is to maximize stockholder value over time. To accomplish this objective, the overall goal of the Committee is to develop executive compensation policies which are consistent with and linked to the Company's strategic business objectives. It is the policy of the Committee to compensate executive officers based on their responsibilities and experience, the achievement of specific business objectives and established goals and the Company's long-term performance. The Committee has received advice from a compensation consulting firm as to comparable compensation for executives similarly situated as part of the Committee's analysis. The compensation of the Chief Executive Officer and the other executive officers consists of a base salary, an annual bonus opportunity and stock option awards.

  Base Salary and Annual Incentive Awards

     Each of the Company's executive officers receives a base salary and has an opportunity to earn a bonus under Cooper Cameron's Management Incentive Compensation Plan (the "MICP"). Decisions regarding base salaries are made based upon individual performance, job responsibilities, experience and competitive practice determined by compensation surveys. The Compensation Committee's policy is to pay base salaries at or below peer industry medians with a significant portion of targeted total annual compensation at risk tied to performance-based MICP objectives. The MICP is designed to motivate and reward key management employees whose efforts impact the performance of the Company and its subsidiaries and divisions through the achievement of financial performance targets and, in some instances, individual performance objectives. The Committee is responsible for approving the financial performance targets that are used to determine awards made under the MICP. Performance targets are based upon proposals submitted to the Committee by the Chief Executive Officer which, in turn, reflect the annual operating plan prepared for the Board of Directors. The basic measure of financial performance is earnings before interest, taxes, depreciation and amortization with a target return on equity to also be achieved. A target award percentage is established for each position eligible to participate in the MICP. Annual incentives were awarded to 209 employees for 1996 performance. The Committee is mindful of the unusual variances that occur in today's financial arena in running corporations such as the Company. The Committee will take into account unusual items when applying the MICP targets to the actual results. Such items may include acquisitions, divestitures, recapitalizations, restructurings and other similar unforeseeable events. The Committee also evaluates performance taking into account industry-wide market conditions and peer performance.

  Long-Term Incentives

     It is the policy of the Committee to provide incentives to executives that are tied to the long-term performance of the Company. For this purpose, the Committee has granted stock options to the named executive officers or other key management personnel pursuant to the Cooper Cameron Corporation Long-Term Incentive Plan. In May 1996, the Board granted stock options to certain employees other than executive officers and key management personnel who received grants in 1995. The Committee determined the number of options granted to each individual based on actual compensation and assumptions relating to stock price. The stock options were granted with an exercise price equal to fair market value on the date of grant. These options have a ten-year expiration date and become one-third exercisable one year after the date of grant, two-thirds exercisable two years after the date of grant, and fully exercisable three years after the date of grant. Certain of the named executive officers elected to receive stock options in lieu of salary for all or a portion of their annual salary for one and one-half years, beginning in July 1996. The options granted in lieu of salary are fully exercisable one year after the date of grant, are vested pro rata in the event employees terminate their employment before vesting and have a five-year expiration date. The Committee will review whether any such employees should be reimbursed for benefits lost pursuant to their participation in this program.

     The Committee believes that the stock option program ties the individual executive's compensation to the Company's performance and directly links the executive's personal interests to the interests of the Company and its stockholders. The Options in Lieu of Salary Program provides increased capital appreciation opportunities for executive officers in a manner directly linked to stockholder value while causing the executive officers to substantially invest in the stock's performance.

  Compensation of the CEO

     Mr. Erikson currently has a base salary of $525,000, based on a review of the compensation levels of chief executive officers of companies of comparable size and in similar businesses. He also received a bonus in the amount of $250,000 for 1995 and $562,550 for 1996. Mr. Erikson's target bonus opportunity for 1997 is 75 percent of his base salary. Mr. Erikson elected to convert the equivalent of one year's base salary to stock options under the Options in Lieu of Salary Program for each of the years beginning July 1, 1995 and July 1, 1996, and for the six months beginning July 1, 1997. The number of options granted to Mr. Erikson under this program was 364,596. These options become fully exercisable on the first anniversary date of the grant.

     The Committee believes that the total options awarded to Mr. Erikson under the Long-Term Incentive Plan (excluding those he was awarded in lieu of salary) are competitive with options granted to CEOs of comparable companies. Through the stock option award and the options awarded in lieu of salary, a large percentage of Mr. Erikson's compensation is tied directly to corporate performance and return to stockholders.

  Summary

     The Committee believes that the total executive compensation program should link compensation to corporate and individual performance. The Committee will continue to review the compensation of the CEO and other executive officers on an annual basis.

                                            Compensation Committee,

                                            Grant A. Dove, Chairman
                                            C. Baker Cunningham
                                            David Ross III

EMPLOYMENT, TERMINATION AND CHANGE OF CONTROL ARRANGEMENTS

     The Company has entered into employment agreements containing certain termination and/or severance provisions with Messrs. Erikson, Hix and Myers (the "Agreements"). The Agreements provide for specific terms of employment, including base salary, bonus and benefits over specified periods of time. The Agreements also provide severance pay and continuation of certain benefits should a Change of Control, as herein defined, occur. Entry into the Agreements was unanimously approved by the independent members of the Board of Directors.

     The Agreement between the Company and Mr. Erikson has a term of three years, which is automatically extended on a monthly basis. The Agreement provides that Mr. Erikson will receive a salary of not less than $500,000 a year, a bonus as provided under the Company's Management Incentive Compensation Plan or any other plan adopted by the Board of Directors; will participate in the Cooper Cameron Corporation Salaried Employees' Retirement Plan (a defined benefit plan) and the Long-Term Incentive Plan; and will be eligible to participate in the Cooper Cameron Corporation Retirement Savings Plan (a defined contribution plan), the Employee Stock Purchase Plan and any other plans generally available to employees of the Company during his employment. The Agreements between the Company and each of Messrs. Hix and Myers are substantially the same as Mr. Erikson's, except the Agreements with Messrs. Hix and Myers have terms of two years, which end November 30, 1998, and the Agreements are automatically extended for one year on an annual basis if they are then employees of the Company. The Agreements provide that Messrs. Hix and Myers each will receive a salary of not less than $240,000 per year.

     The Agreements with Messrs. Erikson, Hix and Myers also provide for severance arrangements in the event of a Change of Control. A Change of Control of the Company will occur for purposes of these Agreements if (i) any person is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's outstanding voting securities, other than through the purchase of voting securities directly from the Company through a private placement; (ii) the current members of the Board, or their nominees, no longer comprise a majority of the Board; (iii) the Company is merged or consolidated with another corporation or entity and the Company's stockholders own less than 80% of the outstanding voting securities of the surviving or resulting corporation or entity; (iv) a tender offer or exchange offer is made and consummated by a person other than the Company for the ownership of 20% or more of the Company's voting securities; or (v) there has been a disposition of all or substantially all of the Company's assets.

     If the executive terminates due to death, retirement, disability or without Good Reason, as defined below, or is terminated by the Company for cause, no salary or other benefits are payable under the Agreements. However, if termination occurs without cause prior to or after a Change of Control or by Mr. Erikson with

Good Reason prior to or after a Change of Control, Mr. Erikson is entitled to an amount equal to three times the highest base pay (or its equivalent if paid in compensation other than cash) and cash incentive compensation he received during any of the three preceding years, and certain other payments relating to benefit plans applicable to all employees. If termination occurs without cause prior to a Change of Control or by the employee with Good Reason prior to a Change of Control, Messrs. Hix and Myers each are entitled to an amount equal to two times the highest base pay (or its equivalent if paid in compensation other than cash) and cash incentive compensation they received during any of the three preceding years and certain other payments relating to benefit plans applicable to employees. If termination occurs without cause after a Change of Control, or resignation for Good Reason after a Change of Control, Messrs. Hix and Myers each are entitled to an amount equal to three times the highest base pay and cash incentive compensation they received during the preceding three years and certain other payments relating to benefit plans. "Good Reason" for termination includes any of the following events which occur without employee consent: a change in status, title(s) or position(s) as an officer of the Company which does not represent a promotion, a reduction in base salary, termination of participation in an ongoing compensation plan, relocation, failure of a successor to assume the Agreement, termination by the Company other than as provided in the Agreement, prohibition from engaging in outside activities, or any continuing material default by the Company in the performance of its obligations under the Agreement, whether before or after a Change of Control.

     The Company has adopted an Executive Severance Policy and Change in Control Policy which set forth certain salary and benefit obligations in the event of the termination of designated key employees of the Company, including Mr. Grimes and Mr. Minter. The Executive Severance Policy provides for compensation continuation of 15 months for each of Messrs. Grimes and Minter if their employment with the Company is terminated for any reason except cause. Each of Messrs. Grimes and Minter would receive an additional 9 months of compensation continuation if such termination occurred subsequent to a "change in control" of the Company, as defined in the Change in Control Policy. Both policies are subject to future amendment, modification or cancellation at the discretion of the Board of Directors.

                      -----------------------------------

                             STOCKHOLDER PROPOSALS
                      -----------------------------------

     Stockholders' proposals intended to be presented at the 1998 Annual Meeting should be sent by certified mail, return receipt requested, and must be received by the Secretary of the Company at its principal executive offices on or before January 1, 1998, for inclusion in the proxy statement and the form of proxy for that meeting. Such proposals may be made only by persons who are stockholders, beneficially or of record, on the date the proposal is submitted and who continue in such capacity through the meeting date, of at least 1% or $1,000 in market value of securities entitled to be voted at the meeting, and have held such securities for at least one year prior to submission of the proposal.

                    ---------------------------------------

                            INDEPENDENT ACCOUNTANTS
                    ---------------------------------------

     During the year ended December 31, 1996, Ernst & Young LLP was employed principally to perform the annual audit and to render other services.

     Representatives of Ernst & Young will be present at the meeting and will be available to answer questions and discuss matters pertaining to the Report of Independent Auditors contained in the financial statements incorporated by reference in the Company's Form 10-K. Representatives of Ernst & Young will have the opportunity to make a statement, if they desire to do so.

     Selection of the Company's independent accountants each year is done at the November meeting of the Board of Directors for such year.

   -------------------------------------------------------------------------

                 COMPLIANCE WITH SECTION 16 OF THE EXCHANGE ACT
   -------------------------------------------------------------------------

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires Cooper Cameron's executive officers and directors, and persons who own more than 10% of the Company's Common Stock, to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange. Based on its review of the copies of such reports, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that during 1996, its executive officers, directors and greater than ten percent stockholders complied with all applicable filing requirements.

                             ----------------------

                                 OTHER BUSINESS
                             ----------------------

     The management of Cooper Cameron has no knowledge of any business to be presented for consideration at the meeting other than that described above. If any other business should properly come before the meeting, it is intended that the shares represented by proxies will be voted with respect thereto in accordance with the judgment of the persons named in such proxies.

     COPIES OF COOPER CAMERON'S ANNUAL REPORT TO STOCKHOLDERS OR ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1996, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, ARE AVAILABLE WITHOUT CHARGE TO STOCKHOLDERS UPON REQUEST TO THE INVESTOR RELATIONS DEPARTMENT, COOPER CAMERON CORPORATION, 515 POST OAK BOULEVARD, SUITE 1200, HOUSTON, TEXAS 77027.

By order of the Board of Directors,

/s/  FRANKLIN MYERS

Franklin Myers
Senior Vice President, General Counsel
  and Secretary

March 24, 1997

                                                                      APPENDIX A

                               FIRST AMENDMENT TO
                           COOPER CAMERON CORPORATION
     AMENDED AND RESTATED 1995 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

     WHEREAS, COOPER CAMERON CORPORATION (the "Company") has heretofore adopted the COOPER CAMERON CORPORATION AMENDED AND RESTATED 1995 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS (the "Plan"); and

     WHEREAS, The Company desires to amend the Plan in certain respects;

     NOW, THEREFORE, the Plan shall be amended as follows, effective as of May 2, 1996:

     1. The first sentence of Section 1 of the Plan shall be deleted and the following shall be substituted therefor:

          "The purpose of this Cooper Cameron Corporation ("Company") amended and restated 1995 Stock Option Plan for Non-Employee Directors ("Plan") is to increase stockholder value and to advance the interests of the Company by strengthening its ability to attract and retain the services of experienced and knowledgeable directors and by causing each non-employee director to acquire an equity interest in the Company issuing stock options ("Options") pursuant to the terms of the Plan."

     2. Sections 5 and 6 of the Plan shall be deleted and the following shall be substituted therefor:

          "5. Automatic Options. An Eligible Director shall receive Options in accordance with the provisions of this Section 5. An initial Option grant for 3,000 shares of Common Stock shall be made to an Eligible Director on the first trading date on which such individual becomes an Eligible Director. An additional Option for 3,000 shares of Common Stock shall be granted to Eligible Directors in each subsequent year during the term of the Plan on the first trading date following the Annual Meeting of Company stockholders. Notwithstanding the foregoing, if the Company has a non-executive (non-full time employed) Chairman of the Board of Directors, in lieu of the Option grants set forth above, such Chairman shall receive an initial Option grant for 10,000 shares of Common Stock on the first trading date such individual becomes Chairman and an additional Option grant for 10,000 shares of Common Stock in each subsequent year during the term of the Plan on the first trading date following the Annual Meeting of Company stockholders. Except as provided in Sections 7 and 8 below with respect to the exercisability of an Option, no adjustment shall be made to such Option to reflect a termination of service as an Eligible Director.

          "6. Elective Options. In addition to the Options granted under Section 5 above, an Eligible Director may make an annual election to receive either the Eligible Director's annual cash retainer or one of (a) an Option for 9,000 shares of Common Stock under this Section 6 (on the same dates as the Options granted under Section 5) in lieu of all of the Eligible Director's annual cash retainer, (b) an Option for 6,000 shares in lieu of two-thirds of the Eligible Director's annual cash retainer, or (c) an Option for 3,000 shares in lieu of one-third of the Eligible Director's annual cash retainer, otherwise payable during the period beginning on the Option grant date and ending on the next subsequent Option grant date. Each such annual election under this Section 6 shall be in writing and filed with the Secretary of the Company, shall be irrevocable, and shall be made at least six months prior to the date as of which it is to become effective. No such Option shall be granted if the Eligible Director ceases to be an Eligible Director after the date of his or her annual Option election but prior to the date as of which the Option is granted."

     3. Section 7(a) of the Plan shall be deleted and the following shall be substituted therefor:

          "(a) the exercise price per share of each Option shall be equal to the greater of the par value or the Fair Market Value of a share of Common Stock on the date as of which the Option is granted."

     4. The first sentence of Section 10 of the Plan shall be deleted and the following shall be substituted therefor:

          "Awards granted under the Plan shall not be transferable or assignable other than: (i) by will or the laws of descent and distribution, (ii) pursuant to a qualified domestic relations order (as defined by the Internal Revenue Code); or (iii) with respect to Awards of nonqualified stock options, by transfer by an Eligible Director to a member of the Eligible Director's immediate family, which includes the Eligible Director's spouse, children or grandchildren (including adopted and step children and grandchildren) ("Immediate Family"), to a trust solely for the benefit of the Eligible Director and his Immediate Family, or to a partnership or limited liability company whose only partners or shareholders are the Eligible Director and members of his Immediate Family.

     5. As amended hereby, the Plan is specifically ratified and reaffirmed.

                                                                      APPENDIX B

                              AMENDED AND RESTATED
                           COOPER CAMERON CORPORATION
                            LONG-TERM INCENTIVE PLAN

1. PURPOSE

     The purpose of the Cooper Cameron Corporation Long-Term Incentive Plan (the "Plan") is to promote the long-term financial interests of Cooper Cameron Corporation (the "Company"), including its growth and performance, by encouraging employees of the Company and its subsidiaries to acquire an ownership position in the Company, enhancing the ability of the Company to attract and retain employees of outstanding ability, and providing employees with an interest in the Company parallel to that of the Company's stockholders. By encouraging Plan participants to achieve stated business objectives and become stockholders of the Company and by providing actual ownership through certain Plan awards, it is also intended that participants will view the Company from an ownership perspective and consider that their interests are aligned with those of the Company.

2. DEFINITIONS

     2.1 "Award" means any form of stock option, stock appreciation right, restricted stock award, performance share, performance award payable in stock or cash or cash granted under the Plan, whether singly, in combination, or in tandem, to a Participant by the Committee pursuant to such terms, conditions, restrictions and limitations, if any, as the Committee may establish by the Award Agreement or otherwise. Shares reserved for issuance under the Plan may also be used for awards under other incentive or award plans for the Company.

     2.2 "Award Agreement" means a written agreement with respect to an Award between the Company and a Participant establishing the terms, conditions, restrictions and limitations applicable to an Award. To the extent an Award Agreement is inconsistent with the terms of the Plan, the Plan shall govern the rights of the Participant thereunder.

     2.3  "Board" shall mean the Board of Directors of the Company.

     2.4 "Change of Control" means a change in control of the Company (other than the initial distribution of Common Stock by Cooper Industries, Inc. ("Cooper") of a nature that would be required to be reported (assuming such event has not been "previously reported") in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act; provided that, without limitation, a Change of Control shall be deemed to have occurred at such time as
(i) any "person" within the meaning of Section 14(d) of the Exchange Act is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities, or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by the Company's shareholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

     2.5 "Change of Control Price" means the higher of (i) the Fair Market Value on the date of determination of the Change of Control or (ii) the highest price per share actually paid for the Common Stock in connection with the Change of Control of the Company.

     2.6 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     2.7 "Committee" means the Compensation Committee of the Board, or such other committee designated by the Board to administer the Plan, provided that the Committee shall consist of two or more persons each of whom is an "outside director" within the meaning of Section 162(m) of the Code and a "disinterested person" within the meaning of Rule 16b-3 under the Exchange Act.

     2.8 "Common Stock" means the Common Stock, par value $.01 per share, of the Company.

     2.9  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     2.10 "Executive Officer" means an executive officer as set forth in Rule 3b-7 promulgated under the Exchange Act.

     2.11 "Fair Market Value" of a share of Common Stock, as of any date, means the average of the high and low sales prices of a share of Common Stock as reported on the Stock Exchange composite tape on the applicable date, provided that if no sales of Common Stock were made on the Stock Exchange on that date, the average of the high and low prices as reported on the composite tape for the preceding day on which sales of Common Stock were made. Notwithstanding the foregoing, Fair Market Value for the initial grants of options issued in connection with the consummation of the Exchange Offer made by Cooper, for shares of Common Stock of the Company shall be a price per share equal to the average market price per share of Cooper Common Stock on the New York Stock Exchange during the pendency of the Exchange Offer multiplied by a fraction the numerator of which is one and the denominator of which is the number of shares of Common Stock to be received for each share of Cooper Common Stock in the Exchange Offer.

     2.12 "Immediate Family" means, with respect to a Participant, the Participant's spouse, children or grandchildren (including adopted and step children and grandchildren).

     2.13 "Participant" means an officer or key employee of the Company or its subsidiaries who is selected by the Committee to participate in the Plan.

     2.14 "Section 162(m)" means Section 162(m) of the Code and the regulations promulgated thereunder.

     2.15 "Stock Exchange" means the New York Stock Exchange ("NYSE") or, if the Common Stock is no longer included on the NYSE, then such other market price reporting system on which the Common Stock is traded or quoted designated by the Committee after it determines that such other exchange is both reliable and reasonably accessible.

3. ADMINISTRATION

     3.1 The Plan shall be administered by the Committee. A majority of the Committee shall constitute a quorum, and the acts of a majority of a quorum shall be the acts of the Committee.

     3.2 Subject to the provisions of the Plan, the Committee shall have the authority in its sole discretion to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to select the Participants; to determine the type of Awards to be made to Participants; to determine the shares, share units or units or cash subject to any Award and the terms, conditions and restrictions relating to any Award; to determine whether and to what extent, and under what circumstances any Award may be settled, cancelled, forfeited, exchanged, or surrendered; to waive or modify any condition applicable to an Award (other than a Performance Share or Performance Unit Award to Executive Officers if inconsistent with Section 162(m)); to make adjustments in the performance goals of an Award (i) in recognition of unusual or non-recurring events affecting the Company or the financial statements of the Company (with respect to Awards made to Executive Officers, to the extent in accordance with Section 162(m), if applicable), or (ii) in response to changes in applicable laws, regulations, or accounting principles; to interpret the Plan, to establish, amend, and rescind any Administrative Policies; to determine the terms and provisions of any agreements entered into hereunder; and, to make all other determinations necessary or advisable for the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent it shall deem desirable to carry it into effect. The determinations of the Committee in the administration of the Plan, as described herein, shall be final and conclusive; provided, however, that no action shall be taken which will prevent the options granted under Section 11 or any Award granted under the Plan from meeting the requirements for exemption from Section 16(b) of the Exchange Act, or subsequent comparable statute, as set forth in Rule 16b-3 under the

Exchange Act or any subsequent comparable rule; and, provided further, that no action shall be taken which will prevent Awards hereunder which are intended to provide "performance-based compensation," within the meaning of Section 162(m) of the Code, from doing so.

     3.3 In order to enable Participants who are foreign nationals or employed outside the United States, or both, to receive Awards under the Plan, the Committee may adopt such amendments, subplans and the like as are necessary or advisable, in the opinion of the Committee, to effectuate the purposes of the Plan.

     3.4 No member of the Committee shall be liable for any action, omission or determination relating to the Plan, and the Company shall indemnify and hold harmless each member of the Committee and each other director and employee of the company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, unless such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

4. SHARES SUBJECT TO THE PLAN

     4.1 There shall be available for Awards granted wholly or partly in Common Stock (including rights or options which may be exercised for or settled in Common Stock) during the term of this Plan an aggregate of 4,000,000 shares of Common Stock, subject to the adjustments provided for in Section 15 hereof. Shares of Common Stock available for issuance under the Plan may be authorized and unissued shares or treasury shares, as the Company may from time to time determine. The Board of Directors and the appropriate officers of the Company shall from time to time take whatever actions are necessary to file required documents with governmental authorities and the Stock Exchange to make shares of Common Stock available for issuance pursuant to Awards. Common Stock related to Awards that are forfeited or terminated, expire unexercised, are settled in cash in lieu of Stock or in a manner such that all or some of the shares covered by an Award are not issued to a Participant, or are exchanged for Awards that do not involve Common Stock, shall immediately become available for Awards hereunder. The Committee may from time to time adopt and observe such procedures concerning the counting of shares against the Plan maximum as it may deem appropriate under Rule 16b-3 issued pursuant to the Exchange Act. Common Stock related to Awards of stock options (i) for which the option exercise price is paid in shares of Common Stock, or (ii) for which the option exercise price is paid in cash which is then used by the Company to repurchase shares of Common Stock in the market, shall also immediately become available for Awards hereunder; provided, however, once the 4,000,000 share aggregate plan limit is reached, incentive stock options within the meaning of section 422 of the Code may not be awarded under the Plan on the basis of such Common Stock which has so become available.

     4.2 The maximum number of shares of Common Stock subject to Awards granted during any calendar year to any individual who is an Executive Officer shall not exceed 500,000 shares. Determinations under the preceding sentence shall be made in a manner that is consistent with Section 162(m) of the Code.

5. AWARDS

     Awards under the Plan may consist of: stock options (either incentive stock options within the meaning of Section 422 of the Code or nonstatutory stock options), stock appreciation rights, restricted stock grants, performance shares, performance awards payable in cash or cash. Awards of restricted stock and performance shares may provide the Participant with dividends and voting rights or dividend equivalents prior to vesting (whether based on a period of time or based on attainment of specified performance conditions). The terms, conditions and restrictions of each Award shall be set forth in an Award Agreement.

6. STOCK OPTIONS

     6.1 Grants. Awards may be granted in the form of stock options. Stock options may be incentive stock options within the meaning of Section 422 of the Code or nonqualified stock options (i.e., stock options which are not incentive stock options), or a combination of both, or any particular type of tax advantaged option authorized by the Code from time to time.

     6.2 Terms and Conditions of Options. An option shall be exercisable in whole or in such installments and at such times and upon such terms as may be determined by the Committee; provided, however, that no stock option shall be exercisable more than 10 years after the date of grant thereof. The option exercise price shall be established by the Committee, but such price shall not be less than the greater of par value or Fair Market Value on the date of the stock option's grant subject to adjustment as provided in Section 14 hereof.

     6.3 Restrictions Relating to Incentive Stock Options. Stock options issued in the form of incentive stock options shall, in addition to being subject to all applicable terms, conditions, restrictions and limitations established by the Committee, comply with Section 422 of the Code.

     6.4 Payment. Upon exercise, a Participant may pay the option exercise price of a stock option in cash, shares of Common Stock, stock appreciation rights or a combination of the foregoing, or such other consideration as the Committee may deem appropriate. The Committee shall establish appropriate methods for accepting Common Stock and may impose such conditions as it deems appropriate on the use of Common Stock or stock appreciation rights to exercise a stock option. The Committee may provide in an Award Agreement respecting a nonqualified stock option that, if a Participant pays the option exercise price in shares of Common Stock, upon the date of such payment a new option shall be granted and the number of shares of Common Stock subject to such new option shall be equal to the number of shares of Common Stock tendered in payment; provided that such new option shall not be exercisable in any event after the original term of the exercised option.

     6.5 Additional Terms and Conditions. The Committee may, by way of the Award Agreement or otherwise, establish such other terms, conditions or restrictions, if any, on any stock option award, provided they are consistent with the Plan. The Committee may condition the vesting of stock options on the achievement of financial performance criteria established by the Committee at the time of grant.

7. STOCK APPRECIATION RIGHTS

     7.1 Grants. Awards may be granted in the form of stock appreciation rights ("SARs"). SARs shall entitle the recipient to receive a payment, in cash or shares of Common Stock or a combination of both, equal to the appreciation in market value of a stated number of shares of Common Stock from the price stated in the Award Agreement to the Fair Market Value on the date of exercise or surrender. The price stated in the Award Agreement shall be not less than the Fair Market Value on the date of the SARs grant, except that if an SAR is granted retroactively in tandem with or in substitution for a stock option, the designated Fair Market Value set forth in the Award Agreement shall be not less than the Fair Market Value of a share for such tandem or replaced stock option. An SAR may be granted in tandem with all or a portion of a related stock option under the Plan ("Tandem SARs"), or may be granted separately ("Freestanding SAR's"). A Tandem SAR may be granted either at the time of the grant of the related stock option or at any time thereafter during the term of the stock option.

     7.2 Terms and Conditions of Tandem SARs. A Tandem SAR shall be exercisable to the extent, and only to the extent, that the related stock option is exercisable. Upon exercise of a Tandem SAR as to some or all of the shares covered in an Award, the related stock option shall be cancelled automatically to the extent of the number of SAR's exercised, and such shares shall not thereafter be eligible for grant under Section 5 hereof.

     7.3 Terms and Conditions of Freestanding SARs. Freestanding SARs shall be exercisable in whole or in such installments and at such times as may be determined by the Committee. The base price of a Freestanding SAR shall be determined by the Committee; provided, however, that such price shall not be less than the Fair Market Value on the date of the award of the Freestanding SAR.

     7.4 Deemed Exercise. The Committee may provide that an SAR shall be deemed to be exercised at the close of business on the scheduled expiration date of such SAR, if at such time the SAR by its terms is otherwise exercisable and, if so exercised, would result in a payment to the Participant.

     7.5 Additional Terms and Conditions. The Committee may, by way of Award Agreement or otherwise, determine such other terms, conditions and restrictions, if any, on any SAR Award, provided they are not inconsistent with the Plan.

8. RESTRICTED STOCK AWARDS

     8.1 Grants. Awards may be granted in the form of restricted stock ("Restricted Stock Awards"). Restricted Stock Awards shall be awarded in such numbers and at such times as the Committee shall determine.

     8.2 Award Restrictions. Restricted Stock Awards shall be subject to such terms, conditions or restrictions as the Committee deems appropriate including, but not limited to, restrictions on transferability, requirements of continued employment, individual performance or the financial performance of the Company. The period of vesting and the forfeiture restrictions shall be established by the Committee at the time of grant.

     8.3 Rights as Shareholders. During the period in which any restricted shares of Common Stock are subject to forfeiture restrictions imposed under the preceding paragraph, the Committee may, in its discretion, grant to the Participant to whom such restricted shares have been awarded, all or any of the rights of a shareholder with respect to such shares, including, but not limited to, the right to vote such shares and to receive dividends.

     8.4 Evidence of Award. Any Restricted Stock Award granted under the Plan may be evidenced in such manner as the Committee deems appropriate, including, without limitation, book entry registration or issuance of a stock certificate or certificates.

9. PERFORMANCE AWARDS

     9.1 Grants. Awards may be granted in the form of shares of Common Stock that are earned only after the attainment of predetermined performance goals during a performance period as established by the Committee ("Performance Shares") or in the form of performance awards payable in shares or cash ("Performance Units").

     9.2 Performance Criteria. The Committee may grant an Award of Performance Shares or Performance Units to Participants as of the first day of each Performance Period. As used herein, the term "Performance Period" means the period during which a Performance Target is measured and the term "Performance Target" means the predetermined goals established by the Committee. A Performance Target will be established at the beginning of each Performance Period. At the end of the Performance Period, the Performance Shares or Performance Units, as the case may be, shall be converted into Common Stock (or cash or a combination of Common Stock and cash, as determined by the Award Agreement) and distributed to Participants based upon such entitlement. Award payments in respect of Performance Shares made in cash rather than the issuance of Common Stock shall not, by reason of such payment in cash, result in additional shares being available for reissuance pursuant to Section 4 hereof.

     9.3  Performance Shares or Performance Units for Executive
Officers. Notwithstanding anything to the contrary contained in this Section 9, Performance Share or Performance Unit Awards shall be made to, and administered for, Executive Officers only in compliance with Section 162(m) of the Code. Performance criteria used in performance goals governing Performance Share and Performance Unit Awards to Executive Officers may include any or all of the following: (i) the Company's return on equity, assets, capital or investment,
(ii) pre-tax or after-tax profit levels of the Company or any subsidiary or business segment of the Company, or any combination of the foregoing, (iii) cash flow or similar measure; (iv) total stockholder return; (v) changes in the market price of the Common Stock; or (vi) market share. The performance goals established by the Committee for each Performance Share or Performance Unit Award will specify achievement targets with respect to each applicable performance criterion. To the extent applicable, any such performance goal shall be determined in accordance with generally accepted accounting principles and reported upon by the Company's independent accountants. Each Award will specify the amount payable, or the formula for determining the amount payable, upon achievement of the various applicable performance targets. The performance goals established by the Compensation Committee may be (but need not be) different for each Performance Period and different goals may be applicable to Awards to different Executive Officers. Payment shall be made with respect to a Performance Share or Performance Unit Award to an Executive Officer only after the attainment of the applicable performance goals has been certified by the Committee.

     No Executive Officer may receive a Performance Share or Performance Unit payment with respect to any calendar year which exceeds $2,000,000 or, if greater, the Fair Market Value of 500,000 shares of Common Stock as of the payment date of such awards. If a Performance Period is longer than one year, the Performance Share or Performance Unit payment with respect to any calendar year which is partially or wholly included in the Performance Period shall be deemed to be a prorated portion of the Performance Share or Performance Unit payment with respect to the complete Performance Period. If two or more Performance Periods run concurrently during any calendar year, the Performance Share or Performance Unit payment with respect to such calendar year shall be deemed to be the aggregate of the allocable Performance Share payments with respect to each such Performance Period.

     9.4 Additional Terms and Conditions. The Committee may, by way of the Award Agreement or otherwise, determine the manner of payment of Awards of Performance Shares and Performance Units and other terms, conditions or restrictions, if any, on any Award of Performance Shares and Performance Units, provided they are consistent with the Plan.

10. DIVIDENDS AND DIVIDEND EQUIVALENTS

     The Committee may provide that any Awards under the Plan earn dividends or dividend equivalents. Such dividends or dividend equivalents may be paid currently or may be credited to a Participant's account. Any crediting of dividends or dividend equivalents may be subject to such restrictions and conditions as the Committee may establish, including reinvestment in additional shares or share equivalents.

11. DEFERRALS AND SETTLEMENTS

     The Committee may require or permit participants to elect to defer the issuance of shares or the settlement of Awards in cash under such Administrative Policies as it may establish under the Plan. It also may provide that deferred settlements include the payment or crediting of interest on the deferral amounts, or the payment or crediting of dividend equivalents where the deferral amounts are denominated in shares.

12. TERMINATION OF EMPLOYMENT

     Upon the termination of employment by a Participant, any unexercised, deferred or unpaid Awards shall be treated as provided in the specific Award Agreement evidencing the Award. Except as provided in Section 3.2 or 9.3, in the event of such a termination, the Committee may, in its discretion, provide for the extension of the exercisability of an Award, accelerate the vesting or exercisability of an Award, eliminate or make less restrictive any restrictions contained in an Award, waive any restriction or other provision of this Plan or an Award or otherwise amend or modify the Award in any manner that is either (i) not adverse to such Participant or (ii) consented to by such Participant.

13. TRANSFERABILITY AND EXERCISABILITY

     Awards granted under the Plan shall not be transferable or assignable other than: (i) by will or the laws of descent and distribution; or (ii) pursuant to a qualified domestic relations order (as defined by the Code); or (iii) with respect to Awards of nonqualified stock options, by transfer by a Participant to a member of the Participant's Immediate Family, to a trust solely for the benefit of the Participant and his Immediate Family, or to a partnership or limited liability company whose only partners or shareholders are the Participant and members of his Immediate Family. However, any Award so transferred shall continue to be subject to all the terms and conditions contained in the Award Agreement.

     In the event that a Participant terminates employment with the Company to assume a position with a governmental, charitable, educational or other nonprofit institution, the Committee may subsequently authorize a third party, including but not limited to a "blind" trust, to act on behalf of and for the benefit of such Participant regarding any outstanding Awards held by the Participant subsequent to such termination of employment. If so permitted by the Committee, a Participant may designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any distribution under the Plan upon the death of the Participant.

14. ADJUSTMENTS

     14.1 The existence of outstanding Awards shall not affect in any manner the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the capital stock of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock (whether or not such issue is prior to, on a parity with or junior to the Common Stock) or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.

     14.2 In the event of any subdivision or consolidation of outstanding shares of Common Stock or declaration of a dividend payable in shares of Common Stock or other stock split, then (i) the number of shares of Common Stock issuable pursuant to each Award, (ii) the total number of shares reserved under the Plan, and (iii) the per share exercise price of the Awards shall each be proportionately adjusted to reflect such transaction. In the event of any other recapitalization or capital reorganization of the Company, any consolidation or merger of the Company with another corporation or entity, the adoption by the Company of a plan of exchange affecting the Common Stock or any distribution to holders of Common Stock of securities or property (other than normal cash dividends or dividends payable in Common Stock), the Board of Directors shall make appropriate adjustments to (1) the number of shares of Common Stock issuable pursuant to each Award and (2) the per share exercise price of the Awards to reflect such transaction. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board of Directors shall be authorized to issue or assume stock options by means of substitution of new options for previously issued options or an assumption of previously issued options as a part of such adjustment.

15. WITHHOLDING TAXES

     The Company shall have the right to deduct from any payment to be made pursuant to the Plan the amount of any taxes required by law to be withheld therefrom, or to require a Participant to pay to the Company such amount required to be withheld prior to the issuance or delivery of any shares of Stock or the payment of cash under the Plan. The Committee may, in its discretion, permit a Participant to elect to satisfy such withholding obligation by (i) having the Company retain the number of shares of Common Stock or (ii) tendering the number of shares of Common Stock, in either case, whose Fair Market Value equals the amount required to be withheld. Any fraction of a share of Common Stock required to satisfy such obligation shall be disregarded and the amount due shall instead be paid in cash, to or by the Participant, as the case may be.

16. REGULATORY APPROVALS AND LISTINGS

     Notwithstanding anything contained in this Plan to the contrary, the Company shall have no obligation to issue or deliver certificates of Common Stock evidencing Restricted Stock Awards or any other Award payable in Common Stock prior to (i) the obtaining of any approval from any governmental agency which the Company shall, in its sole discretion, determine to be necessary or advisable, (ii) the admission of such shares to listing on the Stock Exchange, and (iii) the completion of any registration or other qualification of said shares under any state or federal law or ruling of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable.

17. NO RIGHT TO CONTINUED EMPLOYMENT OR GRANTS

     No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or its subsidiaries. Further, the company and its subsidiaries expressly reserve the right at any time to dismiss a Participant free from any liability, or any claim under the Plan, except as provided herein or in any Award Agreement entered into hereunder.

18. CHANGE OF CONTROL

     The Committee shall have the discretion, exercisable at any time before a Change of Control to provide for the acceleration of vesting and for settlement, including cash payment, of an Award granted under the Plan upon or immediately before such event is effective. However, the granting of Awards under the Plan shall in no way affect the right of the Company to adjust, reclassify, reorganize, or otherwise change its capital or business structure, or to merge, consolidate, dissolve, liquidate, sell or transfer all or any portion of its businesses or assets.

19. AMENDMENT, MODIFICATION, SUSPENSION OR TERMINATION

     The Board may amend, modify, suspend or terminate this Plan for any purpose except that (i) no amendment or alteration that would impair the rights of any Participant under any Award previously granted to such Participant shall be made without such Participant's consent and (ii) no amendment or alteration shall be effective prior to approval by the Company's stockholders to the extent such approval is then required (a) pursuant to Rule 16b-3 in order to preserve the applicability of any exemption provided by such rule to any Award then outstanding (unless the holder of such Award consents); or (b) otherwise required by applicable legal requirements.

20. GOVERNING LAW

     The validity, construction and effect of the Plan and any actions taken or relating to the Plan shall be determined in accordance with the laws of the State of Delaware and applicable Federal law.

21. RIGHTS AS SHAREHOLDER

     Except as otherwise provided in the Award Agreement, a Participant shall have no rights as a shareholder until he or she becomes the holder of record. To the extent any person acquires a right to receive payments from the Company under this Plan, such rights shall be no greater than the rights of an unsecured creditor of the Company.

22. OTHER BENEFIT AND COMPENSATION PROGRAMS

     Unless otherwise specifically provided to the contrary in the relevant plan, program or practice, settlements of Awards received by Participants under the Plan shall not be deemed a part of a Participant's regular, recurring compensation for purposes of calculating payments or benefits from any Company benefit plan, program or practice or any severance pay law of any country. Further, the Company may adopt other compensation programs, plans or arrangements as it deems appropriate or necessary.

23. UNFUNDED PLAN

     Unless otherwise determined by the Committee, the Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the Company and any Participant or other person. To the extent any person holds any rights by virtue of an Award granted under the Plan, such rights (unless otherwise determined by the Committee) shall be no greater than the rights (unless otherwise determined by the Committee) of an unsecured general creditor of the Company.

24. USE OF PROCEEDS

     The cash or proceeds received by the Company from the issuance of shares pursuant to awards under the Plan shall constitute general funds of the Company.

25. SUCCESSORS AND ASSIGNS

     The Plan shall be binding on all successors and assigns of a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant's creditors.

26. EFFECTIVE DATE

     This Plan, prior to amendment and restatement, was effective as of the date it was approved by the Board of Directors of the Company. Further, this Plan was approved by the sole stockholder of the Company prior to July 1, 1995. This Plan, as amended and restated, shall be effective as of the date first approved by the Board of Directors of the Company, subject to the approval of the holders of a majority of shares of Common Stock present, or represented, and entitled to vote at the first meeting of the Company's stockholders at which directors are to be elected held after December 31, 1996. If the stockholders of the Company shall fail so to approve this Plan prior to December 31, 1997, this Plan shall terminate and cease to be of any further force or effect and all grants of Awards after such date shall be null and void. Subject to earlier termination pursuant to Section 19, the Plan shall have a term of 10 years from its effective date. After termination of the Plan, no future Awards may be granted, but previously granted Awards shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of the Plan.

27. INTERPRETATION

     The Plan as applicable to certain employees is designed and intended to comply with Rule 16b-3 promulgated under the Exchange Act and with Section 162(m) of the Code, and all provisions hereof shall be construed in a manner to so comply with respect to such employees.

                                                                      APPENDIX C

                           COOPER CAMERON CORPORATION
                     MANAGEMENT INCENTIVE COMPENSATION PLAN

I. PURPOSE

     The Cooper Cameron Corporation Management Incentive Compensation Plan, as amended (the "Plan"), has been designed to motivate and reward Key Management Employees whose efforts impact the performance of Cooper Cameron Corporation (the "Company") and its subsidiaries through the achievement of pre-established financial and individual objectives.

     Performance under the Plan is measured on the fiscal (calendar) year and payments under the Plan are made annually.

II. DEFINITIONS

     Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the defined meaning is intended, the term is capitalized:

          (a) "BOARD" or "BOARD OF DIRECTORS" means the Board of Directors of the Company.

          (b) "COMMITTEE" means the Compensation Committee of the Board or any other committee appointed by the Board to administer the Plan. The membership of the Committee shall in all cases be comprised solely of two or more outside directors (within the meaning of Section 162(m)).

          (c) "COMPANY" means Cooper Cameron Corporation, a Delaware corporation, and any successor thereto.

          (d) "COVERED EMPLOYEE" means the Company's chief executive officer and the other four highest compensated officers.

          (e) "KEY MANAGEMENT EMPLOYEE" means an employee of the Company, or any of its subsidiaries, who, in the opinion of the Chief Executive Officer of the Company, is in a position to significantly contribute to the growth and profitability of the Company.

          (f) "PARTICIPANT" means a Key Employee who is nominated for participation by the Chief Executive Officer of the Company and then is selected by the Committee to participate in the Plan.

          (g) "PLAN YEAR" means the Company's fiscal year commencing January 1 and ending December 31.

          (h) "SECTION 162(M)" means section 162(m) (or any successor provision) of the Internal Revenue Code of 1986, as amended, and applicable interpretive authority thereunder.

III. ELIGIBILITY

     Key Management Employees may be eligible to participate in the Plan, upon the recommendation of their manager and approval by the Chief Executive Officer of the Company. An employee who is eligible to participate in any other cash incentive plan of the Company is not eligible to participate in this Plan. The Committee will select the Participants for each Plan Year.

IV. AWARD CRITERIA

     Performance objectives for operating units below the corporate level will be recommended by the appropriate manager subject to approval of the Chief Executive Officer. Performance objectives at the corporate level will be recommended by the Chief Executive Officer. The Committee is responsible for establishing the Company performance objectives that are used to determine awards paid for Company objectives under this Plan. All performance objectives for a Plan Year will be established by the Committee prior to the ninetieth day following January 1 of such Plan Year.

     The basic measures of financial performance under this Plan will be earnings before interest, income taxes, depreciation and amortization ("EBITDA") from the Company's financial statements as prepared in accordance with generally accepted accounting principles and a specified return on equity ("ROE"), which must be attained before awards are paid. The Committee may, from time to time, change the basic measures to some other financial goal or goals.

     In addition, up to 25% of an individual's award may, at the recommendation of the individual's immediate manager, be based on individual objectives (without regard to such basic measures.)

V. TARGET AWARDS

     A target award percentage will be established each Plan Year for each position respecting Participants in the Plan. Target awards may range from 10% to 75% of a Participant's January 1 base pay (or base pay at the time of becoming a Participant, if later), depending on position.

VI. AWARD CATEGORIES

     A Participant may have Company Objectives, Division Objectives, Business Unit Objectives and/or Individual Objectives, each of which is recommended by the Participant's immediate manager and weighted in determining the target award for each Plan Year.

VII. PERFORMANCE MEASUREMENT

     Performance measurement will be determined each Plan Year in three categories.

          1) Minimum: This is the lowest level of performance at which an award will be generated. The award paid for performance at the minimum level is a percentage of the target award as established by the Committee. There will be no payment for performance below the minimum level.

          2) Target Performance. This is the expected level of performance based on the current year's financial plan.

          3) Maximum. This is the performance level for which the maximum award under the Plan will be paid. The maximum award under the Plan is limited to two times the target award.

VIII. AWARD CALCULATION

     Attainment of the financial objectives of the Plan is measured based on actual results versus Plan targets, with performance above or below Plan targets prorated up or down to the maximum or minimum levels established for each financial objective.

IX. DISCRETIONARY AWARDS

     There may be unusual situations where a manager feels that the award generated under the Plan does not properly reflect the contribution of the Participant. In this situation, the Participant's immediate manager has the right to recommend an adjustment either up or down, of up to 25% of the Participant's target award. Notwithstanding the foregoing, an upward adjustment will not be permitted with respect to a Participant who is a Covered Employee.

X. INDIVIDUAL OBJECTIVES

     A Participant's immediate manager may recommend individual objectives as part of the Participant's performance criteria under the Plan. The use of individual objectives is subject to the following requirements:

          1) The manager must specify the weighting of the individual objectives in the overall target award, not to exceed 25% of the total award.

          2) Individual objectives must be specifically identified and must be quantifiable in terms of both the targeted achievement and the time frame in which the objective is to be completed.

          3) The portion of the award generated from individual objectives may be adjusted up or down based on the manager's assessment of the Participant's results. Notwithstanding the foregoing, an upward adjustment shall not be permitted with respect to a Participant who is a Covered Employee.

XI. ALTERNATIVE CALCULATIONS

     There may be circumstances under which the financial performance of the Company does not generate an award under the Plan. The nature and scope of the Company's operations are such that at times unanticipated economic and market conditions may render pre-established financial objectives unattainable in any given Plan Year. If, in the opinion of the Committee, such circumstances should arise, an alternative award calculation may be performed. Such calculation will rank the Company's EBITDA against a pre-established peer group of companies. If the Company's performance is at or above the 60th percentile, then an award payment equal to 50% of the target award may be paid. Notwithstanding the foregoing, this alternative award calculation will not be applicable to a Participant who is a Covered Employee.

XII. MODIFICATIONS

     If, during a Plan Year, there has occurred or should occur, in the opinion of the Company, a significant beneficial or adverse change in economic conditions, the indicators of growth or recession in the Company's business segments, the nature of the operations of the Company, or applicable laws, regulations or accounting practices, or other matters which were not anticipated by the Company when it approved Company and division objectives for the Plan Year and which, in the Company's judgment, had or have or are expected to have a substantial positive or negative effect on the performance of the Company as a whole, the Committee, subject to ratification by the Board, may modify or revise the performance objectives for the Plan Year in such manner as it may deem appropriate in its sole judgment. By way of illustration, and not limitation, such significant changes might result from sales of assets, or mergers, acquisitions, divestitures, or spin-offs. Notwithstanding the foregoing, any such modification of performance objectives which results in an upward award adjustment will not be applicable to a Participant who is a Covered Employee.

XIII. PAYMENT

     Any awards generated under the Plan for a Plan Year must be certified in writing and approved by the Committee following the close of the Plan Year. Employees voluntarily terminating or terminated for cause prior to the end of the Plan Year are not eligible for payment of any award under this Plan. If the termination is due to retirement, death, disability, economic reduction in force or other termination without cause, any award payment will be determined on the basis of awards actually paid to similarly situated employees based upon satisfaction of performance objectives, but prorated to the date of termination. For this purpose, cause means the willful and continued failure by a Participant to substantially perform his/her duties (other than any such failure resulting from the Participant's disability.)

XIV. EFFECTIVE DATE

     The Plan is effective as of January 1, 1997, subject to approval of the Board, and subject to the approval of the holders of a majority of the shares of the Company's Common Stock present, or represented, and entitled to vote at a meeting of the Company's stockholders held on or before December 31, 1997. If the stockholders of the Company fail to so approve the Plan prior to such date, the Plan shall terminate and cease to be of any further force or effect and all awards hereunder shall be null and void.

                           COOPER CAMERON CORPORATION

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 8, 1997
                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
  P
        The undersigned stockholder of Cooper Cameron Corporation ("Cooper
  R Cameron") appoints Sheldon R. Erikson and Franklin Myers, or either of them, proxies, with full power of substitution, to vote all shares of
  O stock which the stockholder would be entitled to vote if present at the Annual Meeting of Stockholders of Cooper Cameron on Thursday, May 8,
  X 1997, at 10:00 a.m. (central time) in the Ballroom, Doubletree Hotel at Post Oak, 2001 Post Oak Boulevard, Houston, Texas, and at any
  Y adjournments thereof, with all powers the stockholder would possess if present. The stockholder hereby revokes any proxies previously given with respect to such meeting.

        THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE, BUT IF NO SPECIFICATION IS MADE, IT WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR (C. BAKER CUNNINGHAM AND SHELDON R. ERIKSON), WILL BE VOTED FOR PROPOSALS 2, 3 AND 4 AND IN THE DISCRETION OF THE PROXIES ON OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

        This card also constitutes voting instructions for any shares held for the stockholder in the Cooper Cameron Retirement Savings Plan, as described in the Notice of Meeting and Proxy Statement.
  |
  |     Comments:   (Please sign and date on the reverse side of this card.)
  |
        ____________________________________________
                                                                 ---------------
        ____________________________________________             | SEE REVERSE |
        (If you have written in the above space, please mark the |    SIDE     |
        "comments" box on the reverse side of this card.)        ---------------

--------------------------------------------------------------------------------
                           o  FOLD AND DETACH HERE  o


                               [LOGO] COOPER
                                      CAMERON

A telephone response center is available at Cooper Cameron's transfer agent, First Chicago Trust, to provide stockholders personal assistance with:

o  Verifying the number of Cooper Cameron shares in your account.
o  Lost or stolen stock certificates.
o Name changes on stock registration in the event of marriage, death and estate transfers, gifts of stock to minors in custodial accounts... any transfer of ownership.
o Any stockholder inquiries concerning Cooper Cameron common stock will be answered courteously and promptly.

Call First Chicago Trust Company of New York at (201) 324-1225, or write:

First Chicago Trust Company of New York
P.O. Box 2500
Jersey City, NJ 07303-2500

[ X ] PLEASE MARK YOUR                                              |
      VOTES AS IN THIS                                              |       5973
      EXAMPLE                                                       |________


           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES.

      FOR      WITHHELD
      [ ]        [ ]      Election of Directors             Comments         [ ]
                          Nominees: C. Baker Cunningham     (see reverse)
      1.                            Sheldon R. Erikson
      To withhold your vote for any
      nominee(s), write the name(s) here.                   I plan to attend [ ]
                                                            the meeting.
      ___________________________________________

      2. To approve an amendment to the Amended and Restated 1995 Stock Option Plan for Non-Employee Directors;

                     FOR            AGAINST         ABSTAIN
                     [ ]              [ ]             [ ]

      3. To approve the Amended and Restated Cooper Cameron Corporation Long-Term Incentive Plan;

                     FOR            AGAINST         ABSTAIN
                     [ ]              [ ]             [ ]

     4. To approve the Cooper Cameron Corporation Management Incentive Compensation Plan;

                     FOR            AGAINST         ABSTAIN
                     [ ]              [ ]             [ ]

     5. To transact such other business as may properly come before the meeting and any adjournments thereof.

                     FOR            AGAINST         ABSTAIN
                     [ ]              [ ]             [ ]

                                          Please sign exactly as name appears
                                          hereon. Joint owners should each sign.
                                          When signing as attorney, executor,
                                          administrator, trustee or guardian,
                                          please give full title as such.

                                          _____________________________________

                                          _____________________________________
                                          SIGNATURE(S)                  DATE

-------------------------------------------------------------------------------

                           o  FOLD AND DETACH HERE  o

                           COOPER CAMERON CORPORATION
                         ANNUAL MEETING OF STOCKHOLDERS
                                   10:00 A.M.
                                  MAY 8, 1997

                          DOUBLETREE HOTEL AT POST OAK
                            2001 POST OAK BOULEVARD
                              HOUSTON, TEXAS 77056

________________________________________________________________________________

    Agenda
    o  Call to order
    o  Introduction of Directors and Officers
    o  Nomination and Voting for Directors
    o  Voting for proposals 2, 3 and 4
    o  Chairman's Report
    o  General Question and Answer Period
________________________________________________________________________________

    THIS IS YOUR PROXY. YOUR VOTE IS IMPORTANT. IT IS IMPORTANT THAT YOUR
    SHARES ARE REPRESENTED AT THIS MEETING, WHETHER OR NOT YOU ATTEND THE MEETING IN PERSON. TO MAKE SURE YOUR SHARES ARE REPRESENTED, WE URGE YOU
    TO COMPLETE AND MAIL THE PROXY CARD ABOVE.
________________________________________________________________________________